UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-04692



Emerging Markets Growth Fund, Inc.
(Exact Name of Registrant as specified in charter)

11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(Address of principal executive offices)



Registrant's telephone number, including area code:   (800) 421-0180 x96245

Date of fiscal year end: June 30, 2004

Date of reporting period: June 30, 2004




Vincent P. Corti
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor Los Angeles, California 90025 (name and address of agent for service)

Copies to:
Rob Helm, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401
(Counsel for the Registrant)



ITEM 1 - Reports to Stockholders

[logo - Capital InternationalSM]

EMERGING MARKETS GROWTH FUNDSM

[front cover:  graphic of world map]

Seeks long-term growth of capital by investing in companies operating in developing countries around the world.

Annual report for the year ended June 30, 2004

DEAR SHAREHOLDERS:

Emerging markets stocks rallied sharply, rising steadily for the first nine months of the fiscal year before retreating in the last quarter as the specter of higher U.S. interest rates and signs of a slowdown in China's economy dampened investor sentiment. For the 12 months ending June 30, 2004, the Emerging Markets Growth Fund rose 27.9% with dividends reinvested. The MSCI Emerging Markets Index rose 33.1% with net dividends.

Industrials, energy and materials stocks had the best results in a market driven partly by liquidity, partly by the strength in commodities prices driven by Chinese demand and a rebound in the global economy, and partly by energy prices that remained firm against the backdrop of persistent violence in Iraq and other parts of the Middle East. The defensive sectors of consumer staples, health care and utilities lagged the broader emerging markets. The technology and telecommunications sector results were in the middle and closer to the benchmark.

MARKETS REVIEW

The powerful rally in emerging markets was wide in its scope. All markets and sectors had positive returns, although performance varied widely by country. A sustained recovery in the developed economies and robust domestic demand in many emerging markets provided a strong tailwind. However, in the last few months of the period, rising interest rates in the United States appeared to have prompted leveraged investors to pull investments from emerging markets equities and bonds, withdrawing some liquidity from markets and reducing some of the gains. In this environment, defensive areas such as consumer staples that had been lagging took the lead.

[Begin Sidebar]
               EMGF TOTAL RETURNS VS. MSCI EMERGING MARKETS INDEX for periods ended 6/30/04 (with distributions reinvested)

                     Emerging                         MSCI
                      Markets                       Emerging
                    Growth Fund                      Markets
                      (EMGF)       Annualized        Index*       Annualized

12 months             +27.9             --           +33.1             --
3 years               +29.3           +8.9%          +43.6          +12.8%
5 years               +14.8           +2.8           +16.4           +3.1
10 years              +47.8           +4.0           +11.7           +1.1
Lifetime           +1,420.0          +16.2             --+            --+
 (since 5/30/86)

* Returns shown for the MSCI Emerging Markets Index reflect gross dividends through December 31, 2000, and net dividends thereafter. The index is unmanaged and does not reflect sales charges, commissions or expenses.

+ The MSCI Emerging Markets Index did not start until December 31, 1987. [End Sidebar]

India, China and Thailand led the markets in Asia, while Brazil, Peru and Colombia registered the strongest gains in Latin America. Markets in Eastern Europe also rose substantially. Both India and China, two large and rapidly growing economies in Asia, made substantial equity gains in the 30-40% range. Both are economies transitioning from government-controlled and planned systems to market-driven, capitalist economies, each in its unique way. Chinese demand powered growth in many parts of Asia and, in industries such as metals and raw materials, around the world -- from Brazil and Chile to South Africa and Australia. As China reported an annualized GDP growth rate of 10% in 2003, raw materials and energy prices rose to the highest level in recent years and lifted the stocks of related companies. However, as both the government and investors started to worry about inflationary pressures, Chinese authorities attempted to shift the economy into a lower gear by raising bank loan reserve requirements and reining in lending in some industries such as construction. Market opinion remained divided on whether China would be able to calibrate the economy delicately enough to engineer a soft landing.

[Begin Sidebar]
FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. THE RESULTS SHOWN ARE BEFORE TAXES ON FUND DISTRIBUTIONS AND SALE OF FUND SHARES. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. FOR MORE CURRENT INFORMATION AND MONTH-END RESULTS, PLEASE CALL 800/421-0180, EXT. 96245. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE PROSPECTUS. [End Sidebar]

Nevertheless, the demand for commodities lessened in the spring of 2004 and related stocks softened. Chinese stocks also gave up some gains at the same time, but nevertheless ended the period up more than 40%.

India's stock market also rose substantially, supported by privatization of many state-owned industries, strong earnings and revenue growth. Economic reforms including sweeping changes in the key finance and energy industries, declining interest rates and a good agricultural season provided a boost to the economy. However, investors pulled back in the wake of the upset victory of the opposition Congress Party in general elections in April and May. Although technology stocks recovered, stocks in industries such as financials, industrials, and energy fell sharply on concerns that the new government would not keep up the pace of privatization and reforms of the previous regime led by the Bharatiya Janata Party.

In Russia, the tussle between the government of Vladimir Putin and the former chief of oil giant YUKOS Oil, Mikhail Khodorkovsky, over the issue of back taxes dragged on for months and markets started pricing in the possibility of the company declaring bankruptcy. President Putin's tough stance with business oligarchs appeared to sit well with the public, which re-elected him to a second term in March by an overwhelming majority. Investors also seemed to like Putin's strong mandate, hoping that it would give him the necessary political capital to push the country further along the road to a market economy and lower the high crime rate afflicting many Russian cities.

[Begin Sidebar]
10 LARGEST EQUITY HOLDINGS
                                                           Percent of gain/loss
                                       Percent of           for the 12 months
                                      net assets as          ended 6/30/04*
                                       of 6/30/04           (in U.S. dollars)

Samsung Electronics                        6.9%                    38.6%
America Movil                              3.4                     94.0
Anglo American PLC                         2.5                     31.9
LUKoil Holding                             2.4                     32.1
Infosys Technologies                       2.4                     70.2
Kookmin Bank                               2.0                      3.1
Sasol                                      1.9                     38.3
Wal-Mart de Mexico                         1.9                      0.8
Telekomunikasi Indonesia                   1.6                     40.4
Itausa                                     1.6                     47.8

Total                                     26.6%

* The percent change reflects the increase or decrease in the market price per share of respective equity securities held in the portfolio for the entire period. The actual gain or loss on the total position in the fund may differ from the percentage shown.
[End Sidebar]

Latin American stocks had mixed results. Brazilian stocks rose substantially, with commodity exporters like Cia. Vale do Rio Doce (CVRD) and energy producer Petroleo Brasileiro S.A. - (Petrobras) benefiting from demand from China, and banks like Itausa seeing their profits supported by a modest growth in economic activity. Mexican stocks lagged for most of the fiscal year but picked up momentum in the last few months as the economy benefited from rising exports to the United States and a modest expansion of domestic activity. Consumer companies such as Kimberly-Clark de Mexico saw their stocks rise after being stagnant for many months.

Technology stocks rose early in the fiscal year, peaked in March and April, and then fell as many market participants concluded that, after a three-year run, revenues and earnings were near the top of this business cycle and would likely decline. Samsung Electronics reported record earnings in the last fiscal quarter and was among the most profitable technology companies of the year. However, the stock fell in the last fiscal quarter, reflecting the downturn in broad market sentiment. Most semiconductor and hardware stocks also declined towards the end of the period; however, investors bet that business would continue to expand for the software and technology service companies, which saw volume grow substantially without any meaningful drop in the prices these companies charge corporations for their services. Software company Infosys Technologies rose 70% in the period.

[Begin Sidebar]
WHERE THE FUND'S ASSETS ARE INVESTED

                                                                                                  Market value
                                                                                    MSCI EM       of holdings
                                              Percent of net assets                 Index (1)       6/30/04
                                 6/30/02     6/30/03     12/31/03      6/30/04      6/30/04      (in thousands)
ASIA-PACIFIC
China                              2.5%        2.6%         3.2%         3.4%         8.5%           $535,535
Hong Kong                           .8         1.2          1.0          1.1           --             169,835
India                              9.6        10.5         13.7         10.6          4.9           1,671,602
Indonesia                          2.7         3.0          3.0          3.0          1.7             469,528
Malaysia                           3.0         2.4          3.2          5.4          4.5             842,747
Philippines                        1.4         1.3           .6           .4           .5              70,471
Singapore                           --          --           --           .1           --              13,899
South Korea                       16.8        18.6         18.5         18.0         18.7           2,842,226
Taiwan                            11.3         6.7         10.3         10.0         11.9           1,567,828
Thailand                           1.8         1.9          1.3           .7          2.7             115,966
Vietnam                             --          --           .1           .1           --              10,255
                                  49.9        48.2         54.9         52.8         53.4           8,309,892
LATIN AMERICA
Argentina                           .2          .8           .6           .6           .5              94,557
Brazil                             9.6        11.1         11.0          9.8          8.0           1,548,933
Chile                              1.7         1.5          1.0          1.4          1.9             226,858
Colombia                            .1          .4           .3           .3           .1              38,582
Ecuador                             --          --           --           --           --               6,148
Mexico                            15.3        14.2          9.3          9.8          6.3           1,535,750
Panama                              .1          .1           --           --           --               5,768
Peru                                .6          .5           .5           .3           .5              47,269
Uruguay                             --          --           --           --           --               1,179
Venezuela                           .1          .3           .3           .4           .2              64,773
                                  27.7        28.9         23.0         22.6         17.5           3,569,817
EASTERN EUROPE
Bulgaria                            .1          --           --           --           --               1,055
Croatia                             .6          .4           .3           .3           --              51,191
Czech Republic                      .4          .3           .4           .7           .7             102,827
Hungary                            1.6         1.5          1.1          1.6          1.3             254,701
Kazakhstan                          --          --           --           --           --               2,234
Poland                             1.6         1.3           .8           .7          1.4             115,499
Russian Federation                 6.1         5.5          6.0          6.4          4.5           1,006,362
Ukraine                             --          --           --           --           --               7,972
                                  10.4         9.0          8.6          9.7          7.9           1,541,841
OTHER MARKETS
Canada (2)                          --          .3           .7           .6           --              94,706
Dominican Republic                  --          --           --           --           --               4,012
Egypt                               .2          .2           .2           .4           .3              64,386
Greece                              .1          --           --           --           --                  --
Israel                              .7          .3           .5           .8          4.6             124,271
Morocco                             .1          .1           --           --           .2               8,401
Nigeria                             .1          --           --           --           --                  --
Portugal                            .1          --           --           --           --                  --
South Africa                       4.0         5.2          4.8          8.0         14.2           1,254,674
Turkey                             2.7         2.0          2.0          1.7          1.5             261,390
United Kingdom (2)                  --         1.2          2.3           .4           --              58,713
United States of America (2)        --          .2           .1           .1           --              16,821
                                   8.0         9.5         10.6         12.0         20.8           1,887,374

Multinational                      1.4          .4           .4           .5                           72,040
Other (3)                           .8          .6           .8           .7                          111,134
Cash & equivalents
  less liabilities                 1.8         3.4          1.7          1.7                          266,150

TOTAL NET ASSETS                 100.0%      100.0%       100.0%       100.0%                     $15,758,248

(1) MSCI Emerging Markets Index also includes Jordan (0.2% at 6/30/04) and Pakistan (0.2% at 6/30/04). A dash indicates that the market is not included in the index. Source: MSCI Red Book.
(2) Includes investments in companies incorporated in the region that have significant operations outside the region.
(3)  Includes stocks in initial period of acquisition.
[End Sidebar]

[Begin Sidebar]
PERCENT CHANGE IN KEY MARKETS (1)

                                Twelve months                Six months
                                ended 6/30/04               ended 6/30/04

                           Expressed     Expressed     Expressed     Expressed
                            in U.S.      in local       in U.S.      in local
                            dollars      currency       dollars      currency

ASIA-PACIFIC
China                        41.8%         41.8%        -10.8%        -10.3%
India                        37.6          36.1         -18.0         -17.3
Indonesia                    31.6          50.0            .9          12.7
Malaysia                     20.0           -- (2)        3.4           -- (2)
Pakistan                     28.6          29.2           4.0           5.3
Philippines                  25.1          31.4           8.8          10.1
South Korea                  26.8          22.6           1.0          -2.0
Taiwan                       22.9          19.5          -2.9          -3.7
Thailand                     52.4          48.2         -13.7         -10.9

LATIN AMERICA
Argentina                    22.3          28.6          -8.3          -7.5
Brazil                       43.5          54.9         -12.3          -5.9
Chile                        38.5          25.8          -3.5           3.7
Colombia                     79.4          71.5          36.3          32.0
Mexico                       31.9          46.0          14.7          17.7
Peru                         53.3          53.3          -9.1          -8.9
Venezuela                    12.0          82.4          34.2          22.4

EASTERN EUROPE
Czech Republic               51.4          44.0          16.5          18.7
Hungary                      73.9          54.6          29.1          28.3
Poland                       42.4          34.9          11.4          10.1
Russian Federation           23.8           -- (2)        3.1           -- (2)

OTHER MARKETS
Egypt                        82.4          86.5          23.2          23.7
Israel                       24.7          28.8          19.1          21.4
Jordan                       39.0          39.0           7.4           7.4
Morocco                      25.8          20.1           9.4          12.4
South Africa                 42.6          17.9           2.8          -4.3
Turkey                       65.1          72.8          -8.3          -3.2

Emerging Markets
  Growth Fund                27.9                        -2.8

(1) Including reinvestment of net dividends. All indexes are compiled by Morgan Stanley Capital International and are unmanaged.
(2)  Index is quoted in U.S. dollars only.
[End Sidebar]

Among the largest emerging markets, South Korea and Taiwan did not keep up with the broader market, partly due to the mixed performance of technology stocks. South Korean equities were also held back by political uncertainty and a lackluster domestic economy suffering from the overhang of a consumer credit bubble. South Korean President Roh Moo-hyun was impeached and then reinstated by a Constitutional Court, which stated that his election law violations were not grave enough to warrant removal from office. In Taiwan, a closely fought presidential election kept the political situation fluid for many months even as the domestic economy showed signs of vigor.

In South Africa, the overvalued rand currency eroded margins for mining companies and other exporters. On the political front, the African National Congress returned to power with an overwhelming majority, giving President Thabo Mbeki a broad mandate. South African stocks rose 43% in U.S. dollar terms and 18% in local currency terms. The rand appreciated 21% against the U.S. dollar during the period.

PORTFOLIO REVIEW

With clear signals that U.S. interest rates were on an upward path and economic growth in many parts of the developed world would be modest, the fund increased its investments in companies that derive a major part of their revenues from domestic markets. Partly, this strategy was implemented by reducing the fund's exposure to more globally oriented sectors, maintaining investments in consumer staples, and increasing exposure in areas leveraged to domestic growth, such as financials.

This strategic focus on more domestically oriented companies was also reflected in the fund's shift of some assets out of Latin America and into Asia. The mix of economic growth in Asia has become more balanced between external trade and domestic demand, which is expected to continue growing in many parts of the region. Many Asian companies are now equally or more dependent on domestic demand compared to exports. We shifted assets from some companies in Brazil and Mexico to markets like Malaysia, Indonesia, China and Taiwan. Nevertheless, the fund maintains a large exposure in Mexico and in Latin America overall, where most of our investments are in consumer companies that are less vulnerable to cyclical changes in the economy and interest rates. The fund trimmed holdings in Brazil. The country's large external debt makes asset prices vulnerable to the U.S. interest rate cycle. Moreover, valuations are no longer cheap. We had made substantial investments in Brazil during the market sell-off leading up to the presidential election in 2002. We took some profits as the market rallied.

In light of the more risk-averse market environment, the fund also redoubled its focus on investing in financially strong companies with high levels of cash flow and the willingness to return that cash to shareholders in the form of share buybacks or higher dividends.

The fund's largest investments included the areas of telecommunications and consumer staples, which in the emerging markets are generally companies with stable cash flows and steady to rising earnings. A combination of good stock selection and a large overexposure relative to the index saw telecommunications shares delivering strong results for the fund. For example, America Movil was among the top contributors to fund returns during the year. It is a wireless communications provider based in Mexico but has operations in many parts of Latin America, including Brazil. Telekomunikasi Indonesia was another company that saw share prices rise.

The fund's exposure to consumer staples hurt the fund's results during the year. Industries such as mining and energy led the markets as investors sought to participate in what they saw as a cyclical market recovery. In addition, the market rally was also partly driven by easy money available at low interest rates in the United States. That liquidity favored riskier, high beta stocks over the more staid consumer staples sector.

Our investments in the technology area had mixed results. Stocks of technology hardware and semiconductor companies had strong results for most of the period before sliding in the last few months. Samsung Electronics was among the top contributors to fund returns. Taiwanese technology companies also rose, but trailed the broader market. Our holdings in Indian technology service companies had strong gains and held up even in the post-election market decline; Infosys Technologies was a top contributor to fund returns.

In the area of financials, we rotated out of bank stocks in markets like India, where we expected interest rates to rise, to bank stocks in Taiwan, where financial houses had largely gone through a rationalization process, and their earnings prospects looked promising. We also built up investments in financial companies in South Korea with the view that the market was discounting an overly excessive rate of consumer delinquencies. The Korean domestic economy has been lackluster this year, another factor that has kept financial stocks at depressed levels. This hurt the fund's performance in the period when compared to the benchmark.

We also increased our investments in Russian oil companies over the year. Although shares of oil producers rose substantially through the period, Russian oil stocks lagged their peers due to the protracted legal and political imbroglio between the government and the former management of YUKOS Oil. LUKoil and YUKOS have among the world's largest untapped oil reserves. We bought shares of both companies on price weakness.

The fund's largest country exposures relative to the EM Index were in India and Mexico, which helped results during the period. While we still hold large investments in both countries, we did trim those investments. In India, we reduced holdings in industries vulnerable to government regulation, such as energy and financial stocks. In Mexico, we sold our investment in Telefonos de Mexico, and took some profit in America Movil. The fund's largest underexposures on a country basis were to South Africa and China, markets that did well in the fiscal year. We stayed away from many Chinese stocks as we saw the price increases to be out of proportion to their fundamentals. Although China's economy grew substantially, as fund managers, we have found it difficult to capture that growth through the exchange-listed companies.

Our investments in South Africa have been low compared to the index because we have found better opportunities in mining companies elsewhere. Companies in South Africa face social challenges such as AIDS and political challenges that have left us cautious. Nevertheless, we did increase our South African holdings, including companies like Anglo American PLC that we saw benefiting from strong Chinese demand for commodities.

OUTLOOK

With the rally of the past year, emerging markets stocks have completed a full cycle following the sharp decline of 1997-98. Relative valuations have rebounded to near-1995 levels and emerging markets stocks are now only modestly cheaper than developed market shares, particularly on a price-to-cash earnings basis. Hence, future market gains are likely to be driven more by earnings and cash flow growth than by multiple expansion. In this environment, shares of financially strong companies are likely to do better than the riskier stocks that were the leaders in the recent market rally.

It is useful to put the current monetary tightening in the U.S. in context. Interest rate increases this time around are taking place against the backdrop of a strong U.S. economy, which is generally a good environment for emerging markets. However, emerging markets equity returns are likely to be more discriminating between markets. We started to see this trend toward the end of the period, when equities in Mexico rose but fell in Russia and India.

Most important, fundamentals are quite good for most emerging markets economies represented in the index. In Asia, corporate balance sheets are much healthier than they were in 1997, prior to the Asian financial crisis. Corporate debt levels are manageable, external debt levels are low and most countries are running current account surpluses, making them much less vulnerable to U.S. interest rates compared to the 1990s. Many Asian countries are net creditors of the United States, with their central banks holding large amounts of U.S.
government debt. Also, many Asian countries are in the early stages of the current economic growth cycle and expansion is better balanced between consumer-driven domestic growth and external trade and Europe. Intra-Asia trade accounts for about 45% of total trade by Asian countries.

China's economy is likely to remain an engine of growth for Asia, as a source of demand in areas like raw materials, energy and capital equipment on the one hand, and as a competitive, lower cost manufacturing base on the other. The country's economy is a unique experiment combining central planning and market forces. However, as the rapid development of Japan in the post-war period reminds us, this experiment is unlikely to be run smoothly and will probably move forward in fits and starts. Also, political risk will remain higher in emerging markets, as was seen in the brief sell-offs in India following the elections and in Russia in response to the YUKOS saga. Despite the associated volatility, we believe long-term returns are likely to remain good, given the higher aggregate growth rate of emerging markets economies.

We look forward to reporting to you in another six months.

Sincerely,

/s/ Robert Ronus
Robert Ronus
Chairman of the Board

/s/ Shaw B. Wagener
Shaw B. Wagener
President

June 30, 2004

THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $100,000 INVESTMENT HAS GROWN

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management -- bolstered by experience and careful research -- can add even more value. This chart shows how a $100,000 (1) investment in Emerging Markets Growth Fund (EMGF) grew from December 31, 1987 -- the inception of the MSCI Emerging Markets Index --through June 30, 2004, the end of the fund's latest fiscal year.

As you can see, the $100,000 would have grown to $1,095,308. This is significantly more than the $646,124 generated by the unmanaged MSCI Emerging Markets Index.


[begin mountain chart]

Year
ended                           MSCI EM
June 30                 EMGF(2)         Index (3)
12/31/1987              100,000         100,000
06/30/1988 (4)          138,053         136,911
12/31/1988              141,980         140,427
06/30/1989              203,614         173,906
12/31/1989              275,812         231,649
06/30/1990              296,302         258,080
12/31/1990              250,848         207,209
06/30/1991              349,859         281,281
12/31/1991              409,863         331,349
06/30/1992              453,884         355,819
12/31/1992              460,360         369,135
06/30/1993              551,713         421,825
12/31/1993              794,977         645,384
06/30/1994              741,137         578,578
12/31/1994              782,904         598,165
06/30/1995              732,096         578,478
12/31/1995              726,601         567,009
06/30/1996              845,474         627,491
12/31/1996              845,574         601,205
06/30/1997            1,092,098         707,935
12/31/1997              927,272         531,555
06/30/1998              791,087         431,270
12/31/1998              696,603         396,860
06/30/1999              953,943         555,079
12/31/1999            1,239,461         660,407
06/30/2000            1,198,460         607,647
12/31/2000              855,467         458,257
06/30/2001              847,207         450,050
12/31/2001              826,143         446,274
06/30/2002              799,378         454,921
12/31/2002              744,120         418,732
06/30/2003              856,488         485,280
12/31/2003            1,127,420         652,453
06/30/2004            1,095,308         646,124

[end mountain chart]

(1)  The  minimum  initial  investment  for  Emerging  Markets  Growth  Fund  is
     $100,000.
(2)  Values are based on a $100,000 investment with distributions reinvested.
(3) Values shown for the MSCI Emerging Markets Index reflect gross dividends through December 31, 2000, and net dividends thereafter. The index is unmanaged and does not reflect sales charges, commissions or expenses.
(4) For the period December 31, 1987 (inception of the MSCI Emerging Markets Index) through June 30, 1988. EMGF began operations on March 10, 1986.

Here are the cumulative total returns and average annual total returns with all distributions reinvested for periods ended June 30, 2004 -- 10 years: 47.78%, or 3.98% a year; 5 years: 14.81%, or 2.80% a year; 12 months: 27.89%.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. THE RESULTS SHOWN ARE BEFORE TAXES ON FUND DISTRIBUTIONS AND SALE OF FUND SHARES. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. FOR MORE CURRENT INFORMATION AND MONTH-END RESULTS, PLEASE CALL 800/421-0180, EXT. 96245.

THE INVESTMENT LANDSCAPE

The geographic  concentrations of assets found in Emerging Markets Growth Fund's
(EMGF) portfolio rarely reflect a predetermined decision to concentrate our investment in a particular country or region. More often, these concentrations result from buy-and-sell decisions made stock by stock, based on intensive, proprietary research. While the emphasis of that research is on companies, EMGF's portfolio managers and analysts also keep a close eye on political and macroeconomic considerations that can affect our holdings. Here is our view of the investment landscape in the fund's five largest areas of concentration for the year ended June 30, 2004. The five account for nearly 60% of net assets. (Percentage changes for markets and stock prices are in U.S. dollars and are for the fiscal year ended June 30, 2004, unless otherwise noted.)

SOUTH KOREA (18.0% OF NET ASSETS)

South Korean equities made substantial gains of 27% but still trailed the stronger results of the emerging markets benchmark. A lackluster domestic economy, a struggling banking sector and lack of strong political leadership appeared to curb investor enthusiasm for most assets, including stocks. Exports were the sole engine of economic growth, expanding nearly 40% year over year in June, propelled partly by rising trade with China and partly by expanding global demand for technology.

Technology stocks led by Samsung Electronics had strong gains in the early part of the period but then fell sharply in the last quarter, ironically the same quarter that Samsung reported record earnings. Investors worried that earnings for hardware technology firms, and for semiconductor companies in particular, could be nearing a cyclical peak.

Consumers struggled to regain a footing after the bursting of a multi-year consumer lending boom and kept their wallets shut, hurting the domestic economy. Banks worked towards increasing loan reserves and whittling down their portfolios of non-performing loans. In this environment, financial stocks struggled and valuations reflected a highly pessimistic outlook that did not appear to take into account the ongoing consolidation in the industry. During the shakeout, LG Card had to be bailed out by a consortium of banks led by a quasi-government entity, the Korea Development Bank. Other credit card companies were absorbed either by affiliated companies or other financial institutions.

In an environment of political uncertainty and lack of leadership, capital investment by corporate Korea was sluggish. South Korean President Roh Moo-hyun was impeached by Parliament and a few months later reinstated by a Constitutional Court, which stated that his election law violations were not grave enough to warrant removal from office. President Roh's Uri Party won a majority in national legislative elections in April but suffered a setback in mayoral and gubernatorial elections held in early June. With a fluid political situation following the impeachment proceedings, the Roh administration failed to produce a coherent agenda to stimulate the economy.

On the positive side, many companies remained intensely focused on improving operations, investing in capital expenditures for the next generation of products and sorting out labor issues. Samsung Electronics strengthened product lines in its four major divisions, including memory semiconductors, flat-panel displays, mobile handsets and digital consumer electronics. Companies like Hyundai Motors continued to expand in overseas markets like China, Europe and the United States. Overall valuations on the Korean market, at about 12 times 2004 estimated earnings, appear reasonable in absolute terms and relative to the prevailing interest rate environment.

INDIA (10.6% OF NET ASSETS)

Powered by a rapidly growing economy, expanding earnings, a good monsoon season, a focused liberalization program and large inflows of foreign portfolio investments, India's stock market rose steadily in the first half of the reporting period. Equities reversed course and fell sharply following parliamentary elections in April/May 2004 that saw a Congress Party-led coalition unexpectedly replacing the ruling Bharatiya Janata Party government at the center. Stocks fell nearly 20% over the course of a few days before recouping some losses. Investors withdrew from markets, concerned that under pressure from the left parties in its coalition, the new government would backtrack on the pace and direction of fiscal reforms, including privatization and deregulation of the banking and energy sectors. Investors also worried that profligate government spending and introduction of populist subsidies would increase the already large fiscal deficit.

The decision by Sonia Gandhi, the victorious Congress Party leader, against assuming direct leadership as the country's prime minister removed the political uncertainty that had worried markets immediately after the elections. The Italian-born widow of slain former Prime Minister Rajiv Gandhi nominated as prime minister the highly regarded Manmohan Singh, the former finance minister and Reserve Bank governor. The nomination of another reformist former finance minister, P. Chidambaram, in that same role, revived hopes that this government would maintain a balance between the overtly socialist agenda of coalition partners, and a commitment to rein in government spending and increase revenue collection. Officials also signaled the new regime remained committed to pushing ahead with some key reforms and to encouraging foreign direct investment. These steps seemed to mitigate investor concerns.

On the corporate front, many companies reported strong revenue growth and stellar earnings in the fiscal period, pushing stocks higher. These included companies in the industrial, financial, energy, information technology and pharmaceutical sectors. However, toward the end of the period, investors started to worry that earnings in many cyclical industries could be approaching a peak, given higher crude and commodity input prices and rising domestic interest rates. Many stocks in these industries, including banks, petrochemicals and refining declined toward the end of the period. Market participants also began worrying about the possibility of a poor summer monsoon season; a good one is critical to the agricultural economy and to rural spending.

Areas of the economy that are less vulnerable to government regulation and more dependent on Western corporate demand, such as technology services, slumped briefly after the election but then rebounded and held on to gains made in the fiscal year. Investors took the view that these businesses would continue to grow on expanding global demand, and increased competition would not necessarily mean lower pricing power.

TAIWAN (10.0% OF NET ASSETS)

Taiwan's economy showed robust growth in the fiscal year, led initially by significant expansion in exports and then by a surge in corporate capital expenditure. Taiwanese securities, however, trailed the emerging markets index partly due to investors rushing to take profits in technology stocks on concerns that revenues and profits may be near a peak after a three-year growth cycle.

Shares of technology companies, a major component of the domestic stock market, fell short of the broader emerging markets gains. Technology stocks, which comprise slightly more than half the MSCI Taiwan index, rose 11%. Results varied substantially by company. Shares of AU Optronics, a maker of TFT-LCD panels, rose by a whopping 129%. However, Taiwan Semiconductor Manufacturing, the
largest global manufacturer of made-to-order semiconductor chips, rose only 8% as worries about peaking profits were particularly centered around the semiconductor industry.

Financial stocks, which accounted for another 23% of the index component, rose 40%. Bank earnings were partly fed by consumer credit expansion and mortgage loan growth. Overall, corporate profitability was strong. Technology companies saw earnings grow by 39% and revenues by 81% in the first quarter of calendar 2004 over the same period in the previous year, according to broker estimates. The fundamental long-term outlook for many technology companies remained positive, as they have invested in the next generation of digital consumer and other products.

Economic expansion was fuelled by a combination of consumer loan expansion, mortgage loan growth and a rebound in both manufacturing and services. Domestic consumption was robust on the back of rising property prices. Property ownership in Taiwan is high, and hence the wealth effect was widespread. Government expenditures also provided some stimulus, with an increase in public works.

The country's financial position was relatively strong. Although the budget deficit is 4% of GDP, the central bank holds enormous foreign exchange reserves, to which it added during the year as a result of its attempts to keep the local Taiwan dollar from appreciating.

The political situation was fluid. President Chen Shui-bian won a second term in office in March elections. His victory by a razor-thin margin was bitterly contested by the opposition, but a recount supported his party's lead. An assassination attempt on him and his deputy days before the elections added to the drama, with the opposition claiming that it was staged to elicit a sympathy vote. Nonetheless, following the elections, the president tempered his political rhetoric against mainland China, calming the nerves of political observers and investors alike.

On the technical front, MSCI announced pending changes to the composition of its EM Index that will substantially increase Taiwan's weighting in the benchmark effective November 2004 and May 2005, a move that could potentially attract greater foreign investor interest.

BRAZIL (9.8% OF NET ASSETS)

Brazilian stocks surged, recovering to more normalized valuations as the government of President Luiz Inacio Lula Da Silva, which campaigned on a left-of-center platform, pushed through with fiscal and other economic reforms. The government followed through with the measures despite opposition from both the hard-line factions of the ruling Workers' Party and the opposition.

One major success was the Congress's December passage of a social security bill aimed at saving the government more than $17 billion over the next 20 years. Social security is a major contributor to the country's nominal public sector deficit. In another political victory, the government managed to raise the minimum wage less than what the opposition had demanded. Since social security and other benefits are indexed to the minimum wage, investors had feared a larger increase would have adversely impacted the fiscal deficit.

Despite progress on the fiscal front, monetary policy remained relatively tight in the face of constant inflationary pressures, partly due to the persistent firmness in global oil prices. The Consumer Price Index, including food and energy, rose at 7.4% annualized at the end of June 2004. The central bank maintained the key lending rate at a relatively high 16%, although it came down 10 percentage points from a whopping 26% at the start of the fiscal year.

The economy began to respond, with durable goods sales and exports in the lead early in the fiscal year, and the more income-sensitive areas of retail, such as supermarket and clothing sales, growing in the later stages as employment showed some pick-up. Industrial production expanded in the latter half of the period, and export volume showed hefty growth, driven partly by strong demand for raw materials from China. Cia Vale do Rio Doce, which sends the bulk of its iron ore exports to China, rose more than 60%. Telecommunications stocks such as Telesp Celular also did well as wireless subscriber growth continued to grow. Meanwhile, in corporate news, Belgium's Interbrew acquired Brazilian beer company Cia de Bebidas das Americas (AmBev), making the joint company the world's largest beer company by volume. It also had a 70% share of Brazil's beer market.

While many of the economic parameters for Brazil improved, the country's total external debt remains high. Financial authorities worked actively to change the mix of the debt and brought down the level of outstanding securities linked to the U.S. dollar, thus reducing the impact of exchange rates on the debt profile. Nevertheless, Brazil's borrowing needs remain huge compared to many other emerging markets, making it more vulnerable to the U.S. interest rate cycle.

MEXICO (9.8% OF NET ASSETS)

Mexican equities rose in the 12-month period, but trailed the broader EM Index. Although stocks lagged in the first half, they had among the best relative results in the second half of the fiscal year, as the domestic economy picked up momentum and investors started to view the less cyclical consumer companies and telecommunications companies more favorably.

The ruling PAN (National Action Party) led by President Vicente Fox and the opposition PRI (Institutional Revolutionary Party) remained locked in political brinkmanship, and there were no major political or economic initiatives taken in the year. The PAN lost seats in congressional elections held in July 2003, losing ground to the PRI in the lower house of Congress.

Nevertheless, despite lack of progress in two key areas -- rigid labor laws and inadequate power supply to industry -- the economy began to show respectable growth in the last few months of 2003, fuelled by the spillover effect of strong industrial production and consumer demand in the United States. The fiscal picture also looked brighter, enhanced by the increase in oil revenues. Economic expansion started with manufacturing, with a sustained increase in industrial output over many months, and then expanded to services as the domestic economy appeared to enter a new cyclical growth phase. In this environment, shares of consumer companies such as Kimberly-Clark de Mexico and Fomento Economico Mexicano (Femsa) rose in the first quarter of calendar 2004 after trailing the market for many months.

The economy also benefited from productivity gains. Growth picked up momentum in the second half of the fiscal year, with real GDP expanding 3.7% annualized in the first three months of 2004 over the same period a year ago. However, labor demands started to increase with the expansion, and union contracts in some cases were settled at the upper end of union demands. Inflation remained near the central bank's target, forcing it to keep monetary policy relatively tight.

Corporate profits were quite strong in the aggregate. America Movil, the wireless service provider, expanded operations to Brazil, Argentina and other parts of Latin America through acquisitions. It continued to enjoy strong subscriber growth and reported stellar profits, propelling the stock 94% higher in the year. The attractive valuations, strong balance sheets and promising growth prospects of some Mexican companies prompted mergers and acquisitions activity. Mexican cement company Apasco was absorbed by Swiss parent Holcim and Spain's Banco Bilbao Vizcaya Argentaria (BBVA) bid for complete ownership of the Mexican unit of BBVA-Bancomer, Mexico's largest banking group.

ABOUT THE FUND AND ITS ADVISER

Emerging Markets Growth Fund (EMGF) was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

An affiliate of Capital International, Inc., the fund's current investment adviser, was selected by the IFC from a number of global investment firms to manage EMGF. Capital International is one of The Capital Group Companies. These companies form one of the world's most experienced investment advisory organizations, with roots dating back to 1931. These companies have been involved in international investing since the 1950s. Capital International employs a value-oriented, research-driven approach. Capital International and its institutional management affiliates maintain a global investment intelligence network that continues to grow and currently employs more than 135 investment professionals based on three continents. They include analysts and portfolio managers, born in over 27 countries, who speak a variety of languages. These professionals travel millions of miles each year, keeping a close watch on industry trends and government actions and scrutinizing thousands of companies.

As EMGF has grown, its adviser has devoted increased resources to the task of evaluating and managing investments in developing countries. Currently, the organization has 34 analysts covering these countries, compared with four in 1986; these analysts also manage a portion of the fund. Most of its assets are managed by eight portfolio managers, compared with two in 1986; both of the original managers, incidentally, are still with the fund.

Capital International's research effort focuses heavily on regions as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given our family of companies-- and the funds they manage, including Emerging Markets Growth Fund -- a competitive edge.


INVESTMENT PORTFOLIO
June 30, 2004

                                           Equity securities
                                Common        Preferred    Convertible               Percent of
SECTOR DIVERSIFICATION          stocks         stocks         bonds       Bonds      net assets

Financials                      17.03%         2.16%          -%             -%        19.19%
Information technology          18.32%             -          -              -         18.32
Telecommunication services      11.85          2.97         .02            .16         15.00
Consumer staples                 9.24          1.69           -            .02         10.95
Materials                        8.77          1.01         .02              -          9.80
Energy                           8.53           .72           -            .02          9.27
Consumer discretionary           5.90           .06           -            .02          5.98
Industrials                      3.50           .11           -              -          3.61
Utilities                        2.72             -           -              -          2.72
Health care                      1.69             -           -              -          1.69
Other                             .77             -           -           1.01          1.78
                                88.32%         8.72%        .04%          1.23%        98.31%

Short-term securities                                                                   1.63
Excess of cash and receivables (including foreign currency contracts) over payables      .06

Net Assets                                                                            100.00%


                                                                                                                     Market  Percent
EQUITY SECURITIES                                                                                                    value   of net
(Common and preferred stocks)                                                                          Shares        (000)   assets

Argentina  -  0.38%
BI SA (acquired 10/21/93, cost: $4,567,000) (1) (2)                                                   4,952,159      $1,559    0.01%
Grupo Financiero Galicia SA, Class B (2)                                                                      5           -       -
Hidroneuquen SA (acquired 11/11/93, cost :$29,239,000) (1) (2) (3)                                   28,022,311         878       -
Nortel Inversora SA, Class B, preferred (ADR) (2)                                                     4,529,300      24,956    0.16
Telecom Argentina STET-France Telecom SA, Class B (ADR) (2)                                           3,629,346      32,809    0.21
                                                                                                                     60,202    0.38

Brazil  -  9.70%
Aracruz Celulose SA, Class B, preferred nominative (ADR)                                                 76,500       2,499    0.02
Banco Itau Holding Financeira SA, preferred nominative                                              840,279,800      78,140
Banco Itau Holding Financeira SA, preferred nominative (ADR)                                            267,300      12,467    0.57
Brasil Telecom Participacoes SA, preferred nominative (ADR)                                             126,000       3,868    0.02
Celular CRT SA, ordinary nominative                                                                   2,255,641         280
Celular CRT SA, Class A, preferred nominative                                                       101,573,000      17,711    0.11
Cia. de Bebidas das Americas - AmBev, ordinary nominative                                            20,067,000       7,775
Cia. de Bebidas das Americas - AmBev, preferred nominative (ADR)                                      9,475,010     190,163    1.26
Cia. Vale do Rio Doce, ordinary nominative                                                              409,000      19,215
Cia. Vale do Rio Doce, ordinary nominative (ADR)                                                        653,230      31,061
Cia. Vale do Rio Doce, Class A, preferred nominative (ADR)                                            3,059,752     119,636    1.08
EMBRAER - Empresa Brasileira de Aeronautica SA, preferred nominative (ADR)                              590,699      16,888    0.11
Embratel Participacoes SA, ordinary nominative (2)                                                  108,568,200         493       -
Itausa - Investimentos Itau SA, preferred nominative                                                214,968,322     249,882    1.59
New GP Capital Partners, LP, Class B (acquired 1/28/94, cost: $16,247,000 ) (1) (2) (3)                  27,000       5,684    0.04
Petroleo Brasileiro SA - Petrobras, ordinary nominative                                                 891,310      24,664
Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR)                                            78,600       2,206
Petroleo Brasileiro SA - Petrobras, preferred nominative                                                256,600       6,405
Petroleo Brasileiro SA - Petrobras, preferred nominative (ADR)                                        4,255,536     107,240    0.89
Tele Celular Sul Participacoes SA, ordinary nominative                                            4,883,892,647       5,063
Tele Celular Sul Participacoes SA, preferred nominative (ADR)                                         2,396,400      30,914    0.23
Tele Centro Oeste Celular Participacoes SA, ordinary nominative                                      14,961,542          52
Tele Centro Oeste Celular Participacoes SA, preferred nominative                                  5,537,810,700      16,898
Tele Centro Oeste Celular Participacoes SA, preferred nominative (ADR)                                7,211,838      66,133    0.53
Telecomunicacoes Brasileiras SA, preferred nominative (ADR)                                             694,000      20,230    0.13
Telecomunicacoes de Sao Paulo SA, ordinary nominative                                                94,300,000       1,218
Telecomunicacoes de Sao Paulo SA, preferred nominative                                              783,360,000      11,413    0.08
Tele Leste Celular Participacoes SA, ordinary nominative (2)                                      3,858,906,532         860
Tele Leste Celular Participacoes SA, preferred nominative (ADR) (2)                                     691,343       9,112    0.06
Telemar Norte Leste SA, Class A, preferred nominative                                             3,274,868,000      56,255    0.36
Telemig Celular Participacoes SA, ordinary nominative                                             2,502,641,317       5,979
Telemig Celular Participacoes SA, preferred nominative (ADR)                                          1,015,658      29,962    0.23
Telemig Celular SA, Class G, preferred nominative                                                        38,529       5,350    0.03
Tele Nordeste Celular Participacoes SA, ordinary nominative                                       3,771,215,288       3,568
Tele Nordeste Celular Participacoes SA, preferred nominative (ADR)                                    1,300,174      29,904    0.21
Tele Norte Celular Participacoes SA, ordinary nominative (2) (3)                                  9,214,930,561       2,083
Tele Norte Celular Participacoes SA, preferred nominative (ADR) (3)                                     453,978       4,109    0.04
Tele Norte Leste Participacoes SA, ordinary nominative                                              424,902,537       4,581
Tele Norte Leste Participacoes SA, preferred nominative                                             741,313,676       9,371
Tele Norte Leste Participacoes SA, preferred nominative (ADR)                                            20,400         260    0.09
Telesp Celular Participacoes SA, preferred nominative (ADR) (2)                                      16,789,000     132,297    0.84
Unibanco-Uniao de Bancos Brasileiros SA, units (GDS)                                                  7,526,354     148,796    0.94
Usinas Siderurgicas de Minas Gerais SA, Class A, preferred nominative                                 3,578,298      37,204    0.24
                                                                                                                  1,527,889    9.70

Canada  -  0.60%
Crew Gold Corp. (formerly Crew Development Corp.) (2)                                                 2,455,000       2,112    0.01
Ivanhoe Mines Ltd. (2) (3)                                                                           17,189,000      92,594    0.59
                                                                                                                     94,706    0.60

Chile  -  1.44%
Banco Santander - Chile  (ADR)                                                                        1,774,515      47,380    0.30
Cia. de Telecomunicaciones de Chile SA (ADR)                                                          3,062,885      37,337    0.24
Comercial Siglo XXI SA                                                                                8,776,871      10,400    0.06
Embotelladora Andina SA, Class A, preferred nominative (ADR) (3)                                      3,610,050      43,718
Embotelladora Andina SA, Class B, preferred nominative (ADR) (3)                                      2,818,973      31,770    0.48
Enersis SA (2)                                                                                       55,599,900       6,597
Enersis SA (ADR)  (2)                                                                                 8,331,600      49,656    0.36
                                                                                                                    226,858    1.44

China  -  3.40%
Anhui Conch Cement Co. Ltd. (Hong Kong) (3)                                                          39,937,000      44,294    0.28
BYD Co. Ltd. (Hong Kong)(3)                                                                          13,299,000      39,304    0.25
China Life Insurance Co. Ltd. (Hong Kong)(2)                                                         80,074,500      47,228
China Life Insurance Co. Ltd. (ADR) (2)                                                               2,429,400      57,553    0.67
China Mengniu Dairy Co. (Hong Kong) (2)                                                              20,137,000      13,168    0.08
China Merchants Holdings (International) Co. Ltd.  (Honk Kong)                                       11,466,014      15,437    0.10
China Mobile (Hong Kong) Ltd.                                                                         4,545,300      13,754    0.09
China Oilfield Services Ltd. (Hong Kong)                                                             27,123,000       7,738    0.05
China Petroleum & Chemical Corp. (Hong Kong)                                                         19,074,000       6,970    0.04
China Shipping Development Co. Ltd. (Hong Kong)                                                      10,046,000       5,990    0.04
China Southern Airlines Co. Ltd. (Hong Kong)(2)                                                       5,300,200       2,090    0.01
China Telecom Corp. Ltd. (Hong Kong)                                                                172,387,800      60,231    0.38
Huaneng Power International, Inc. (Hong Kong)                                                        53,348,000      47,539    0.30
Lianhua Supermarket Holdings Co. Ltd. (Hong Kong)                                                    11,034,000      11,106    0.07
NetEase.com, Inc. (ADR) (2)                                                                             280,000      11,570    0.07
PetroChina Co. Ltd.  (Hong Kong)                                                                     31,858,100      14,705    0.09
PICC Property and Casualty Co. Ltd. (Hong Kong) (2)                                                  61,111,600      23,507    0.15
Semiconductor Manufacturing International Corp. (Hong Kong) (2)                                      85,651,000      18,669    0.12
Shanghai Forte Land Co. Ltd. (Hong Kong) (2) (3)                                                     55,154,000      12,092    0.08
Tong Ren Tang Technologies Co. Ltd. (Hong Kong) (3)                                                   5,529,900      11,805    0.08
Tsingtao Brewery Co. Ltd. (Hong Kong)                                                                23,077,100      20,416    0.13
UBS AG Call Warrants on Beijing Yanjing Brewery Co., Ltd., A Shares,
  expire June 14, 2005 (acquired 6/15/04, cost: $3,112,000) (1) (2)                                   2,291,100       3,009    0.02
Weiqiao Textile Co. Ltd. (Hong Kong) (2)                                                             10,835,000      15,907    0.10
Wumart Stores, Inc. (Hong Kong) (2)(3)                                                                6,460,000      12,424    0.08
Yanzhou Coal Mining Co. Ltd. (Hong Kong)                                                              9,925,000      10,817    0.07
Zhejiang Expressway Co. Ltd. (Hong Kong)                                                             11,540,000       8,212    0.05
                                                                                                                    535,535    3.40

Colombia  -  0.08%
Bancolombia SA (ADR)                                                                                  1,790,138      11,958    0.08

Croatia  -  0.32%
PLIVA DD (GDR)                                                                                        3,447,183      51,191    0.32


Czech Republic  -  0.65%
CESKY TELECOM, AS                                                                                     8,427,940     102,827    0.65


Egypt  -  0.41%
Egyptian Company for Mobile Services S.A.E.                                                           3,870,000      46,653    0.30
Orascom Telecom Holding (2)                                                                             340,125       6,280
Orascom Telecom Holding (GDR) (2)                                                                     1,236,800      11,453    0.11
                                                                                                                     64,386    0.41

Hong Kong  -  1.08%
ASM Pacific Technology Ltd.                                                                           1,625,500       6,096    0.04
China.com Corp., Class A (2)                                                                          2,963,600      21,871    0.14
Clear Media Ltd. (2)                                                                                 22,774,000      18,104    0.12
Harbin Brewery Group Ltd.                                                                            13,043,937       9,366    0.06
Hopewell Holdings Ltd.                                                                               30,770,000      61,941    0.39
Shangri-La Asia Ltd.                                                                                 24,068,000      23,453    0.15
SINA Corp. (2)                                                                                          339,000      11,184    0.07
Texwinca Holdings Ltd.                                                                               22,598,700      17,820    0.11
                                                                                                                    169,835    1.08

Hungary  -  1.62%
Magyar Tavkozlesi Rt.                                                                                17,714,677      70,938
Magyar Tavkozlesi Rt. (ADR)                                                                           1,537,100      31,219    0.65
MOL Magyar Olaj- es Gazipari Rt., Class A                                                               448,802      17,874    0.11
National Savings and Commercial Bank Ltd.                                                             6,590,190     134,670    0.86
                                                                                                                    254,701    1.62

India  -  10.58%
Bajaj Auto Ltd.                                                                                         277,100       5,330    0.03
Bharat Electronics Ltd.                                                                               1,414,966      12,076    0.08
Bharat Heavy Electricals Ltd.                                                                         7,780,445      85,043    0.54
Bharat Petroleum Corp. Ltd.                                                                           2,574,600      19,913    0.13
Bharti Tele-Ventures Ltd. (2)                                                                        11,614,620      34,515    0.22
Cummins India Ltd. (3)                                                                               10,446,937      22,497    0.14
Dr. Reddy's Laboratories Ltd.                                                                           331,221       5,296    0.03
GlaxoSmithKline Consumer Healthcare Ltd.                                                              1,262,700       6,715    0.04
Grasim Industries Ltd.                                                                                       39           1       -
HDFC Bank Ltd.                                                                                        4,500,452      36,209    0.23
Hindustan Lever Ltd.                                                                                 33,370,027      92,448    0.59
Hindustan Petroleum Corp. Ltd.                                                                          817,723       5,982    0.04
Housing Development Finance Corp. Ltd. (3)                                                           16,637,984     187,237    1.19
I.T.C. Ltd.                                                                                             906,531      17,497    0.11
ICICI Bank Ltd.                                                                                      11,483,969      61,107
ICICI Bank Ltd. (ADR)                                                                                 5,499,475      66,544    0.81
Indian Petrochemicals Corp. Ltd.                                                                      5,575,188      17,817    0.11
Infosys Technologies Ltd.                                                                             3,138,454     377,304    2.39
Larsen & Toubro Ltd.                                                                                    740,626      11,205    0.07
Maruti Udyog Ltd. (2)                                                                                 1,443,800      12,669    0.08
Oil & Natural Gas Corp. Ltd.                                                                          2,915,037      39,897    0.25
Ranbaxy Laboratories Ltd.                                                                             5,297,006     104,862    0.67
Reliance Energy Ltd. (acquired 3/4/04, cost: $ 42,028,000) (1)                                        2,972,200      33,916
Reliance Energy Ltd. (GDR) (formerly BSES Ltd.)                                                       1,436,800      52,443    0.55
Reliance Industries Ltd.                                                                             25,070,512     234,419    1.49
SET India Ltd. (acquired 5/15/00, cost: $34,131,000) (1) (2)                                            106,250       3,296    0.02
SET Satellite (Singapore) Pte. Ltd. (acquired 5/15/00, cost: $73,162,000) (1) (2)                     2,847,112       7,033    0.04
State Bank of India                                                                                   3,529,430      33,074
State Bank of India (GDR)                                                                                   892          19    0.21
Sun Pharmaceutical Industries Ltd.                                                                    2,960,000      23,628    0.15
UltraTech CemCo Ltd. (2)                                                                                592,501       4,449    0.03
Wipro Ltd.                                                                                            3,792,540      43,918
Wipro Ltd. (ADR)                                                                                             55           3    0.28
Zee Telefilms Ltd.                                                                                    3,453,207       9,473    0.06
                                                                                                                  1,667,835   10.58

Indonesia  -  2.98%
PT Astra International Tbk                                                                           90,366,384      52,902    0.34
PT Bank Rakyat Indonesia (2)                                                                        151,056,000      26,931    0.17
PT Gudang Garam                                                                                      13,189,500      19,233    0.12
PT Hanjaya Mandala Sampoerna Tbk                                                                    184,485,300     100,146    0.64
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp. Tbk                                      7,000,500       2,999    0.02
Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B                             328,970,351     259,114    1.64
PT Ramayana Lestari Sentosa Tbk                                                                      17,317,500       8,203    0.05
                                                                                                                    469,528    2.98

Israel  -  0.79%
"Bezeq" The Israel Telecommunication Corp. Ltd. (2)                                                  41,352,700      42,026    0.27
Orbotech Ltd. (2)                                                                                       963,025      19,598    0.12
Teva Pharmaceutical Industries Ltd. (ADR)                                                               931,000      62,647    0.40
                                                                                                                    124,271    0.79

Kazakhstan  -  0.01%
OJSC Kazkommertsbank (ADR) (acquired 9/10/97, cost:  $1,466,000) (1) (2)                                 72,877       2,234    0.01


Malaysia  -  5.35%
AMMB Holdings Bhd.                                                                                   20,939,700      18,184    0.12
Astro All Asia Networks PLC (2)                                                                      47,119,600      56,792    0.36
British American Tobacco (Malaysia) Bhd.                                                              1,042,300      13,852    0.09
Commerce Asset-Holding Bhd.                                                                          23,829,100      30,476    0.19
EON Capital Bhd.                                                                                     11,273,000      13,706    0.09
Genting Bhd.                                                                                          9,158,000      36,873    0.23
Hong Leong Bank Bhd.                                                                                 24,190,000      30,810    0.20
IJM Corp. Bhd.                                                                                       16,512,714      20,771    0.13
IOI Corp. Bhd.                                                                                       26,922,500      57,742    0.37
Malayan Banking Bhd.                                                                                 47,618,450     126,565    0.80
Malaysian Pacific Industries Bhd.                                                                       473,800       1,933    0.01
Maxis Communications Bhd.                                                                            74,634,300     172,837    1.10
MK Land Holdings Bhd.                                                                                24,594,400      16,245    0.10
Public Bank Bhd.                                                                                     31,744,400      55,135    0.35
Resorts World Bhd.                                                                                   10,168,400      23,949    0.15
Road Builder (M) Holdings Bhd.                                                                       23,013,000      16,412    0.11
S P Setia Berhad Group (3)                                                                           34,837,100      36,304    0.23
Tanjong PLC                                                                                          13,061,800      42,966    0.27
Telekom Malaysia Bhd.                                                                                13,477,400      36,531    0.23
UMW Holdings Bhd. (3)                                                                                25,827,796      34,664    0.22
                                                                                                                    842,747    5.35

Mexico  -  9.59%
America Movil SA de CV, Series A                                                                     16,275,000      29,557
America Movil SA de CV, Series L                                                                     21,921,840      39,908
America Movil SA de CV, Series L (ADR)                                                               12,961,100     471,395    3.43
Cemex, SA de CV, ordinary participation certificates, units                                           2,319,659      13,461
Cemex, SA de CV, ordinary participation certificates, units (ADR)                                       518,295      15,082    0.18
Coca-Cola FEMSA, SA de CV, Series L (ADR)                                                               752,700      16,702    0.11
Consorcio International Hospital, SA de CV, convertible preferred, units
  (acquired 9/25/97, cost: $4,827,000) (1) (2)                                                           23,970                   -
Controladora Comercial Mexicana, SA de CV, units                                                     30,217,500      33,347    0.21
Fomento Economico Mexicano, SA de CV (ADR)                                                            4,443,780     203,703
Fomento Economico Mexicano, SA de CV, units                                                           2,131,900       9,767    1.35
Grupo IMSA, SA de CV, Series UBC, units                                                               5,867,900      13,359    0.09
Grupo Industrial Bimbo, SA de CV, Series A                                                            5,725,375      12,085    0.08
Grupo Modelo, SA de CV, Series C                                                                      4,692,000      11,775    0.07
Grupo Televisa, SA, ordinary participation certificates (ADR)                                         4,022,832     182,114    1.16
Kimberly-Clark de Mexico, SA de CV, Class A, ordinary participation certificates                     46,955,300     128,119    0.81
Organizacion Soriana, SA de CV, Series B                                                              6,095,200      18,130    0.12
Urbi Desarrollos Urbanos, SA de CV (2)                                                                5,268,895      17,009    0.11
Wal-Mart de Mexico, SA de CV, Series V                                                               91,207,530     271,055
Wal-Mart de Mexico, SA de CV, Series V (ADR)                                                            826,032      24,265    1.87
                                                                                                                  1,510,833    9.59

Morocco  -  0.05%
Holcim (Maroc) SA, Class A                                                                               46,585       6,359    0.04
Societe des Brasseries du Maroc                                                                          12,332       2,042    0.01
                                                                                                                      8,401    0.05

Peru  -  0.28%
Cia. de Minas Buenaventura SA (ADR)                                                                   1,236,034      27,316    0.17
Credicorp Ltd.                                                                                        1,296,462      16,854    0.11
                                                                                                                     44,170    0.28

Philippines  -  0.39%
ABS-CBN Holdings Corp. (Philippine Deposit Receipts) (2)                                             23,978,100       9,627    0.06
Ayala Corp.                                                                                          80,778,300       8,216    0.05
Ayala Land, Inc.                                                                                     97,485,230      10,089    0.06
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98,
  cost: $1,850,000) (1)  (2)                                                                            724,790
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98,
  cost: $616,000) (1) (2)                                                                               241,431                   -
GLOBE TELECOM, Inc.                                                                                     678,048       9,921    0.06
International Container Terminal Services, Inc.                                                      19,533,588       1,133    0.01
Philippine Long Distance Telephone Co. (2)                                                               45,210         928
Philippine Long Distance Telephone Co. (ADR) (2)                                                        181,086       3,777
Philippine Long Distance Telephone Co., convertible preferred shares, Series III (GDS)                   50,664       2,318    0.05
SM Prime Holdings, Inc.                                                                             137,378,800      14,954    0.10
                                                                                                                     60,963    0.39

Poland  -  0.73%
Bank Przemyslowo-Handlowy SA                                                                            236,299      26,777
Bank Przemyslowo-Handlowy SA (GDR)                                                                          420          23    0.17
Bank Zachodni WBK SA                                                                                    243,200       5,702    0.04
Telekomunikacja Polska SA                                                                            20,082,034      82,997    0.52
                                                                                                                    115,499    0.73

Russian Federation  -  6.25%
Baring Vostok Private Equity Fund (acquired 12/15/00, cost: $13,087,000) (1)  (2)  (3)  (4)          13,087,057      15,457    0.10
JSC MMC "Norilsk Nickel" (ADR)                                                                        4,468,070     244,850    1.55
LUKoil Holding (ADR)                                                                                  3,681,559     384,723    2.44
New Century Capital Partners, LP (acquired 12/7/95, cost:  $5,484,000) (1)  (2)                       5,247,900       2,674    0.02
OAO Gazprom (ADR)                                                                                     2,330,104      66,874
OAO Gazprom (ADR) (acquired 10/21/96, cost:  $5,646,000) (1)                                            363,900      10,444    0.49
OAO Moscow City Telephone Network                                                                     3,007,500      36,090    0.23
Sberbank (Savings Bank of the Russian Federation)                                                        32,520      13,171    0.08
Wimm-Bill-Dann Foods (ADR) (2)                                                                        1,735,900      24,216    0.15
YUKOS Oil Co. ( ADR)                                                                                  5,897,322     187,535    1.19
                                                                                                                    986,034    6.25

Singapore  -  0.09%
Noble Group Ltd.                                                                                     25,452,000      13,899    0.09


South Africa  -  7.96%
Anglo American Platinum Corp. Ltd.                                                                    1,152,072      43,597
Anglo American Platinum Corp. Ltd. 6.38% convertible preferred May 31, 2009 (2)                         212,268       3,897    0.30
Anglo American PLC                                                                                   19,513,613     399,377    2.53
Barloworld Ltd.                                                                                       1,722,000      18,482    0.12
Gold Fields Ltd.                                                                                      3,237,609      34,050
Gold Fields Ltd. (ADR)                                                                                  490,000       5,150    0.25
Harmony Gold Mining Co. Ltd.                                                                          5,305,800      55,750
Harmony Gold Mining Co. Ltd. (ADR)                                                                    1,096,800      11,615    0.43
Impala Platinum Holdings Ltd.                                                                         1,283,905      97,378    0.62
Mvelaphanda Resources Ltd. (2) (3)                                                                    9,142,000      25,026    0.16
Nasionale Pers Beperk, Class N                                                                        1,426,200      10,530    0.07
Nedcor Ltd.                                                                                          13,359,241     132,732    0.84
Sappi Ltd.                                                                                            2,502,045      38,155    0.24
Sasol Ltd.                                                                                           19,445,293     300,917    1.91
South Africa Capital Growth Fund, LP, Class A (acquired 8/25/95, cost: $893,000) (1)                      2,180         264
South Africa Capital Growth Fund, LP, Class D (acquired 8/25/95, cost: $5,387,000) (1)                   13,650       1,654    0.01
South African Private Equity Fund III, LP (acquired 9/23/98, cost: $25,774,000) (1) (2) (3) (4)          29,008      20,879    0.13
South African Private Equity Fund III, Ltd. (acquired 10/6/00, cost: $1,084,000) (1) (2)                  1,325       1,215    0.01
Standard Bank Group Ltd.                                                                              7,799,500      54,006    0.34
                                                                                                                  1,254,674    7.96

South Korea  -  18.04%
Baiksan OPC Co., Ltd.                                                                                   560,100       4,849    0.03
Cheil Communications Inc.                                                                               142,870      19,420    0.12
CJ Home Shopping Co., Ltd.                                                                               90,009       2,368    0.02
Daewoo Heavy Industries & Machinery Co., Ltd.  (2)                                                    3,541,130      23,700    0.15
Daewoo Shipbuilding & Marine Engineering Co., Ltd.                                                    2,279,300      27,529    0.29
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (GDR)                                                742,490      17,486
ENTERPRISEnetworks Inc. (acquired 5/18/00, cost: $21,675,000) (1)  (2)                                  321,716                   -
Hanaro Telecom, Inc. (ADR) (2)                                                                        2,021,671       4,852    0.03
Hankook Tire Co., Ltd.                                                                                5,707,840      49,913    0.32
Hyundai Development Co. (3)                                                                           4,443,274      41,355    0.26
Hyundai Marine & Fire Insurance Co., Ltd.                                                               363,070      12,197    0.08
Hyundai Motor Co.                                                                                     3,458,374     133,095
Hyundai Motor Co., nonvoting preferred                                                                  500,730       9,776    0.91
INI Steel Co. (GDS)                                                                                   2,152,500      17,164    0.11
Kook Soon Dang Brewery Co., Ltd.                                                                        881,800      10,040    0.06
Kookmin Bank (2)                                                                                      8,908,705     276,903
Kookmin Bank (ADR) (2)                                                                                1,302,134      40,861    2.02
Korea Electric Power Corp.                                                                            7,553,240     121,637    0.77
Korea Gas Corp.                                                                                       2,691,370      78,061    0.50
KT Corp.                                                                                                887,400      29,695
KT Corp. (ADR)                                                                                        1,262,900      22,783    0.33
KT&G Corp.                                                                                            2,038,220      47,117    0.30
LG Ad Inc.                                                                                              136,700       2,266    0.01
LG Cable Ltd. (3)                                                                                     1,629,160      24,120    0.15
LG Electronics Inc.                                                                                     601,630      28,545    0.18
LG Engineering & Construction Co., Ltd. (3)                                                           2,589,070      42,703    0.27
Nong Shim Co., Ltd.                                                                                     229,010      52,048    0.33
Pulmuone Co., Ltd.                                                                                      227,550       8,087    0.05
Samsung Electronics Co., Ltd.                                                                         1,615,479     667,172
Samsung Electronics Co., Ltd. (GDS)                                                                   2,060,044     423,854    6.92
Samsung Fire & Marine Insurance Co., Ltd.                                                             2,450,881     156,814    1.00
Samsung SDI Co., Ltd.                                                                                   835,236      87,863
Samsung SDI Co., Ltd. (GDR)                                                                             123,200       3,219    0.58
Samsung Securities Co., Ltd.                                                                          1,635,400      26,832    0.17
Shinhan Financial Group Co., Ltd.                                                                    12,378,330     180,048
Shinhan Financial Group Co., Ltd. (ADR)                                                                 190,950       5,656    1.18
SK Telecom Co., Ltd.                                                                                    355,852      58,538
SK Telecom Co., Ltd. (ADR)                                                                            1,138,712      23,902    0.52
Woori Finance Holdings Co., Ltd.                                                                      9,277,000      59,758    0.38
                                                                                                                  2,842,226   18.04

Taiwan  -  9.95%
Advanced Semiconductor Engineering, Inc. (2) (3)                                                    195,145,191     154,628    0.98
Asia Corporate Partners Fund, Class B (acquired 3/12/96, cost: $7,197,000) (1)                           39,360       5,230    0.03
ASUSTeK Computer Inc.                                                                                37,376,125      85,173    0.54
ASUSTeK Computer Inc. (GDR)                                                                             234,356         525
AU Optronics Corp.                                                                                   23,415,000      35,572    0.23
Benq Corp.                                                                                           16,225,000      18,366    0.12
Chinatrust Financial Holding Co., Ltd.                                                               84,363,000      94,239    0.60
Delta Electronics, Inc.                                                                              26,714,787      33,582    0.21
Fubon Financial Holding Co., Ltd.                                                                   121,375,000     105,936    0.67
High Tech Computer Corp.                                                                              4,668,240      20,442    0.13
Hon Hai Precision Industry Co., Ltd.                                                                 47,704,395     177,630
Hon Hai Precision Industry Co., Ltd. (GDR)                                                            2,162,893      16,222    1.23
Mediatek Incorporation                                                                               19,167,850     153,023    0.97
Mega Financial Holding Co., Ltd.                                                                     60,732,000      40,162    0.25
President Chain Store Corp.                                                                          39,171,217      74,095    0.47
Quanta Computer Inc.                                                                                 68,468,395     145,829
Quanta Computer Inc. (GDR)                                                                              950,750       9,840    0.99
Seres Capital (Cayman) (acquired 3/12/96, cost: $12,000) (1) (3)                                              2          23
Seres Capital (Cayman), nonvoting (acquired 3/12/96, cost: $63,000) (1) (3)                                   8         116       -
Siliconware Precision Industries Co., Ltd. (2)                                                       48,480,000      38,125    0.24
SinoPac Holdings                                                                                     50,943,000      26,708    0.17
Sunplus Technology Co., Ltd.                                                                          4,100,000       7,145    0.05
Taiwan Hon Chuan Enterprise Co., Ltd.                                                                 7,254,500       7,996    0.05
Taiwan Semiconductor Manufacturing Co., Ltd.                                                        147,549,533     212,732    1.35
Test-Rite International Co., Ltd.                                                                    14,583,915       7,298    0.05
Tong Yang Industry Co., Ltd. (3)                                                                     21,298,340      34,260    0.22
Vanguard International Semiconductor Corp. (2)                                                       41,470,000      15,442    0.10
VIA Technologies, Inc.                                                                               56,936,150      47,489    0.30
                                                                                                                  1,567,828    9.95

Thailand  -  0.74%
Advanced Info Service PCL                                                                             8,998,300      19,595    0.12
BEC World PCL                                                                                        12,836,500       5,653    0.04
Electricity Generating PCL                                                                            6,108,747      10,313
Electricity Generating PCL, nonvoting depositary receipts                                            17,114,300      28,266    0.25
PTT Exploration and Production PCL                                                                    1,015,000       6,656    0.04
Siam Cement PCL                                                                                       2,392,600      14,284
Siam Cement PCL, nonvoting depositary receipts                                                        2,666,290      15,135    0.19
Siam City Cement PCL                                                                                  3,096,924      16,064    0.10
                                                                                                                    115,966    0.74

Turkey  -  1.60%
Akbank Turk AS                                                                                   13,493,726,750      49,623    0.31
Aktas Elektrik Ticaret AS (2)                                                                         4,273,718                   -
Anadolu Efes Biracilik ve Malt Sanayii AS                                                         4,120,061,966      48,095    0.30
Migros Turk TAS                                                                                   4,921,867,995      23,912    0.15
Tansas Perakende Magazacilik Ticaret AS (2)                                                       4,943,905,900       4,070    0.03
TUPRAS- Turkiye Petrol Rafinerileri AS                                                            1,107,909,400       7,289    0.05
Turkcell Iletisim Hizmetleri AS                                                                     249,652,722       3,083    0.02
Turkiye Garanti Bankasi AS (2)                                                                    4,619,370,494      13,793    0.09
Turkiye IS Bankasi AS, Class C                                                                   22,520,524,124      82,059    0.52
Yapi ve Kredi Bankasi AS (2)                                                                      8,745,552,620      20,949    0.13
                                                                                                                    252,873    1.60

Ukraine  -  0.03%
JKX Oil & Gas PLC                                                                                     2,334,015       5,133    0.03


United Kingdom  -  0.37%
Antofagasta PLC                                                                                       2,918,180      49,783    0.32
Marakand Minerals Ltd. (2)                                                                              762,000         458       -
Oxus Gold PLC (2)                                                                                     7,720,000       8,472    0.05
                                                                                                                     58,713    0.37

Unites States of America  -  0.11%
AsiaInfo Holdings, Inc. (2)                                                                             936,540       4,945    0.03
Sohu.com Inc. (2)                                                                                       597,400      11,876    0.08
                                                                                                                     16,821    0.11

Venezuela  -  0.28%
Cia. Anonima Nacional Telefonos de Venezuela (CANTV), Class D (ADR)                                   2,174,589      43,818    0.28


Vietnam  -  0.06%
Vietnam Enterprise Investments Ltd., Redeemable (acquired 9/20/01,
  cost: $8,432,000) (1)  (2)  (3)                                                                     7,888,071      10,255    0.06


Multinational  -  0.46%
Capital International Global Emerging Markets Private Equity Fund, LP
   (acquired 6/30/99, cost: $33,832,000) (1) (3) (4)                                                     56,000      32,997    0.21
New Asia East Investment Fund Ltd., Class A (acquired 5/23/96, cost: $917,000) (1) (3)                  279,240         767
New Asia East Investment Fund Ltd., Class B (acquired 5/23/96, cost: $12,522,000) (1) (3)             3,810,369      10,471    0.07
New Europe East Investment Fund Ltd., Class B (acquired 6/4/93, cost: $21,812,000) (1) (3)                  436      22,603    0.15
Pan Asia Special Opportunities Fund (Cayman) (acquired: 10/18/00, cost: $5,914,000) (1) (2) (3) (4)     600,000       5,202    0.03
                                                                                                                     72,040    0.46

Miscellaneous  -  0.71%
Equity securities in initial period of acquisition                                                                  111,134    0.71


Total equity securities  (cost: $10,502,935,000)                                                                 15,297,983   97.08



                                                                                                       Units or      Market  Percent
BONDS AND NOTES                                                                                        principal     value   of net
                                                                                                       amount (000)  (000)   assets

Argentina  -  0.22%
Multicanal SA:
   9.25% February 1, 2002 (5)                                                                            $2,609         965
  10.50% February 1, 2007 (6)                                                                             1,244         460
  10.50% April 15, 2018 (6)                                                                               2,289         847
  13.125% April 15, 2009 (6)                                                                              1,122         415   0.02%
Republic of Argentina:
  1.234% August 3, 2012 (7)                                                                               4,464       2,964
  7.00%/15.50% December 19, 2008 (6) (7)                                                                  2,000         550
  9.75% September 19, 2027 (6)                                                                            4,830       1,340
  11.75% April 7, 2009 (6)                                                                                1,920         557
  Payment-in-Kind Bonds:
    12.00% June 19, 2031 (6)                                                                              1,118         302
    12.25% June 19, 2018 (6)                                                                                589         160    0.04
Telecom Argentina STET- France Telecom SA:
  0% July 7, 2003  Agent - Bank of Tokyo-Mitsubishi Trust Company/Loan Participation
    Agreements (participation - Credit Suisse First Boston International) (5) (8)                        12,100       9,922
  0% August 18, 2003  Agent - Bayerische Landesbank Girozentrale/Loan Participation
    Agreements (participation - Credit Suisse First Boston International) (5) (8)                    JPY440,908       3,307
  0% September 25, 2003  Agent - Bank of America, N.A./Loan Participation Agreements
    (participation - Credit Suisse First Boston International) (5) (8)                                   $3,965       3,251
  0% October 7, 2003  Agent - Bank of America, N.A./Loan Participation Agreements
   (participation - Credit Suisse First Boston International) (5) (8)                                     3,965       3,251
  Series K, 7.25% July 1, 2002 (5)                                                                     EUR3,205       3,334
  Series 1, 8.375% April 8, 2004 (5)                                                                      1,145       1,191
  Series 2, 9.50% July 2, 2004 (6)                                                                        1,480       1,539    0.16
                                                                                                                     34,355    0.22

Brazil  -  0.13%
Federal Republic of Brazil:
 10.00% August 7, 2011                                                                                   $8,750       8,531
 10.25% June 17, 2013                                                                                       370         359
 11.00% August 17, 2040                                                                                   3,785       3,572
 Capitalization Payment-in-Kind Bond, 8.00% April 15, 2014                                                  493         453
 Debt Conversion Bond, Series L, 2.125% April 15, 2012 (7)                                                7,624       6,461
 MYDFA Trust 2.00% September 15, 2007 (acquired 10/2/96, cost: $1,228,000) (1) (7)                        1,289       1,173
 New Money Bond, Series L, 2.125% April 15, 2009 (7)                                                        544         495    0.13
                                                                                                                     21,044    0.13

Bulgaria  -  0.01%
Republic of Bulgaria 7.50% January 15, 2013                                                              EUR750       1,055    0.01


Colombia  -  0.17%
Republic of Columbia:
  10.00% January 23, 2012                                                                                $5,140       5,346
  10.375% January 28, 2033                                                                                8,255       8,049
  10.75% January 15, 2013                                                                                 3,335       3,568
  11.375% January 31, 2008                                                                             EUR5,975       8,190
  11.75% February 25, 2020                                                                               $1,340       1,471    0.17
                                                                                                                     26,624    0.17

Dominican Republic  -  0.02%
Dominican Republic:
  2.063% August 30, 2024 (7)                                                                                500         332
  9.04% January 23, 2013 (acquired 1/16/03, cost: $2,400,000) (1)                                         2,400       1,524
  9.50% September 27, 2006                                                                                  820         566
  9.50% September 27, 2006 (acquired 9/20/01, cost: $2,307 000) (1)                                       2,305       1,590    0.02
                                                                                                                      4,012    0.02

Ecuador  -  0.04%
Republic of Ecuador 7.00% August 15, 2030 (7)                                                             8,675       6,148    0.04



India  -  0.02%
Hinudstan Lever Ltd. 9.00% January 1, 2005                                                               28,898 units 3,767    0.02


Mexico  -  0.16%
Innova, S de RL 12.875% Senior Notes Due April 1, 2007                                                     $235         239       -
United Mexican States Government:
  5.375% June 10, 2013                                                                                 EUR1,125       1,329
  7.375% March 13, 2008                                                                                   1,650       2,203
  7.50% March 8, 2010                                                                                     7,360       9,969
  7.50% January 14, 2012                                                                                   $500         540
  7.625% October 1, 2004                                                                               EUR7,262       8,938
  8.375% January 14, 2011                                                                                $1,500       1,699    0.16
                                                                                                                     24,917    0.16

Nigeria  -  0.00%
Central Bank of Nigeria, warrants, 0% November 15, 2020                                                   1,000 units     -       -


Panama  -  0.04%
Republic of Panama:
  9.375% January 16, 2023                                                                                $3,994       4,094
  9.375% April 1, 2029                                                                                    1,505       1,674    0.04
                                                                                                                      5,768    0.04

Peru  -  0.02%
Republic of Peru:
  9.125% February 21, 2012                                                                                  934         962
  9.875% February 6, 2015                                                                                 2,035       2,137    0.02
                                                                                                                      3,099    0.02

Philippines  -  0.06%
Republic of Philippines:
   9.125% February 22, 2010 (acquired 10/22/03, cost: $734,000) (1)                                      EUR600         751
  10.625% March 16, 2025                                                                                 $8,420       8,757    0.06
                                                                                                                      9,508    0.06

Russian Federation  -  0.13%
Gaz Capital SA 8.625% April 28, 2034 (acquired 4/23/04, cost: $1,100,000) (1)                             1,100       1,071    0.01
Russian Federation:
  5.00% March 31, 2030 (7)                                                                                2,500       2,295
  5.00% March 31, 2030 (acquired 8/25/00, cost: $6,289,000) (1)  (7)                                     13,855      12,721
  8.25% March 31, 2010                                                                                    1,500       1,633
  8.25% March 31, 2010 (acquired 8/25/00, cost: $1,883,000) (1)                                           2,396       2,608    0.12
                                                                                                                     20,328    0.13

Turkey  -  0.05%
Republic of Turkey:
  7.75% April 14, 2005                                                                                 EUR6,535       8,163
  Treasury Bill:
    0% August 18, 2004 (9)                                                                       TRL540,000,000         354    0.05
                                                                                                                      8,517    0.05

Ukraine  -  0.02%
Ukraine Government 7.65% June 11, 2013 (acquired 6/6/03, cost: $2,998,000) (1)                           $2,965       2,839    0.02


Uruguay  -  0.01%
Republic of Uruguay:
  7.25% February 15, 2011                                                                                   385         316
  7.50% March 15, 2015                                                                                      305         226
  Capitalization Payment-in-Kind Bond, 7.875% January 15, 2033                                              995         637    0.01
                                                                                                                      1,179    0.01

Venezuela  -  0.13%
Petrozuata Finance, Inc., Series B, 8.22% April 1, 2017 (acquired 4/12/02, cost: $1,175,000) (1)          1,520       1,436    0.01
Republic of Venezuela:
   9.25% September 15, 2027                                                                              19,495      16,571
  10.75% September 19, 2013                                                                               2,985       2,948    0.12
                                                                                                                     20,955    0.13


Total bonds and notes  (cost: $173,640,000)                                                                         194,115    1.23



                                                                                                      Units or      Market  Percent
SHORT-TERM SECURITIES                                                                                 principal     value   of net
                                                                                                      amount (000)  (000)   assets

Corporate short-term notes  -  1.00%
Amsterdam Funding Corp. 1.22-1.25% due 7/9-7/16/04                                                      $65,000     $64,974    0.41%
Barton Capital Corp. 1.04-1.16% due 7/2-7/9/04                                                           48,046      48,034    0.30
Clipper Receivables Corp. 1.50% due 7/1/04                                                               15,400      15,399    0.10
Old Line Funding Corp. 1.05% due 7/1/04                                                                   3,368       3,368    0.02
Sheffield Receivables Corp. 1.24% due 7/9/04                                                             26,400      26,392    0.17
                                                                                                                    158,167    1.00

Federal agency discount notes  -  0.28%
Federal Home Loan Bank Discount Corp. 1.25% due 7/16/04                                                  43,900      43,876    0.28


U.S. government short-term obligations  -  0.26%
U.S. Treasury Bill 1.07% due 7/15/04                                                                     40,600      40,582    0.26


Non-U.S. currency  -  0.06%
Taiwan New Dollar                                                                                    TWD340,182      10,133    0.06


Non-U.S. government short-term obligations  -  0.03%
Turkish Government Treasury Bill 0% due 12/15/04 (9)                                           TRL7,825,000,000      4,726     0.03



Total short-term securities  (cost: $257,749,000)                                                                  257,484     1.63

Total investment securities  (cost: $10,934,324,000)                                                            15,749,582    99.94
Net unrealized depreciation on foreign currency contracts (10)                                                     (29,992)   (0.19)
Excess of cash and receivables over payables                                                                        38,658     0.25

Net assets                                                                                                     $15,758,248   100.00



(1) Purchased in a private placement transaction (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws); resale to the public may require registration in the country where the primary market is located, and no right to demand registration exists. As of June 30, 2004, the total market value and cost of such securities were $223,573,000 and $401,090,000 respectively, and the market value represented 1.42% of net assets.
(2)  Non-income-producing securities.
(3) This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. New Asia East Investment Fund Ltd., New Europe East Investment Fund Ltd., and Capital International Global Emerging Markets Private Equity Fund, LP are also considered affiliates since these companies have the same investment adviser as the fund.
(4) Includes an unfunded capital commitment representing a binding commitment made by the fund which may be paid in the future.
(5) Security is currently in default pending restructuring; no principal or interest payments received on the scheduled dates.
(6) Security is currently in default; no interest payments received on the scheduled payment dates.
(7)  Coupon rate may change periodically.
(8) Participation interests were acquired through the financial institution indicated parenthetically.
(9) Represents a zero coupon bond that may convert to a coupon-bearing security at a later date.
(10) As of June 30, 2004, the net unrealized foreign currency contracts payable consists of the following:

                                                                 Contract amount                        U.S. valuation
                                                                                                                 Unrealized
                                                                                                               (depreciation)
                                                                  Non-U.S.               U.S.       Amount      appreciation
                                                                    (000)               (000)       (000)          (000)
SALES:
Czech Koruna to Euro expiring 9/1-12/10/04                CZK1,038,029/EUR32,410    $  39,387    $  39,483     $       (96)
Mexican Peso to U.S. Dollar expiring 12/22-12/23/04                   MXN478,150       40,380       40,310              70
South African Rand  to U.S. Dollar expiring 7/16-12/15/04           ZAR2,177,720      314,567      344,533         (29,966)

Foreign currency contracts -  net                                                                                 $(29,992)



ABBREVIATIONS
Securities:
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
GDS = Global Depositary Shares

Non-U.S. currency:
CZK - Czech Koruna
EUR - Euro
JPY - Japanese Yen
MXN - Mexican Peso
TRL - Turkish Lira
TWD - Taiwan New Dollar
ZAR - South African Rand


See Notes to Financial Statements


EQUITY SECURITIES ADDED TO THE PORTFOLIO SINCE DECEMBER 31, 2003

AMMB Holdings
Anhui Conch Cement
Baiksan OPC
Bank Rakyat
Barloworld
Benq
Bharat Electronics
Celular CRT
China Mengniu Dairy
Chinatrust Financial Holding
Comercial Siglo XXI
Commerce Asset-Holding
Daewoo Heavy Industries & Machinery
Grupo IMSA
Grupo Modelo
Hindustan Petroleum
Indian Petrochemicals
Indonesian Satellite
Kook Soon Dang Brewery
KT&G
LG Cable
Marakand Minerals
Mega Financial Holding
MK Land Holdings
Mvelaphanda Resources
Nasionale Pers Beperk
NetEase.com
Oil & Natural Gas
Orascom Telecom
PICC Property and Casualty
Public Bank
Sberbank
Semiconductor Manufacturing International
Shanghai Forte Land
Shangri-La Asia
SINA
Sohu.com
Sunplus Technology
Tansas Perakende Magazacilik
Telekom Malaysia
Teva Pharmaceutical Industries
UBS AG Call Warrants on Beijing Yanjing Brewery
UltraTech CemCo
Urbi Desarrollos Urbanos
Vanguard International Semiconductor
Weiqiao Textile
Wumart Stores


EQUITY SECURITIES ELIMINATED FROM THE PORTFOLIO SINCE DECEMBER 31, 2004

Ambit Microsystems
America Telecom
Apasco
Bank of the Philippine Islands
Bank Polska Kasa Opieki
China International Marine Containers (Group)
Compal Electronics
Eregli Demir ve Celik Fabrikalari
Fountain Set (Holdings)
Global Bio-chem Technology Group
Grupo Financiero BBVA Bancomer
Grupo Mexico
IJM Plantations
Industrias Penoles
Jiangsu Expressway
KorAm Bank
Korea Exchange Bank
KT Freetel
LG Card
Metalink
Nova Measuring Instruments
POSCO
Realtek Semiconductor
Sinopec Shanghai Petrochemical
Tata Power
Telkom
UBS AG Call Warrants on Baoshan Iron & Steel
United Microelectronics


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2004
(dollars in thousands, except per-share data)

ASSETS:
 Investment securities at market:
  Unaffiliated issuers (cost: $10,016,826)                                             $14,727,263
  Affiliated issuers (cost: $917,498)                                                    1,022,319           $15,749,582

 Cash                                                                                                             14,180
 Receivables for--
  Sales of investments                                                                      43,598
  Sales of fund's shares                                                                     1,500
  Dividends and interest                                                                    51,303
  Non-U.S. taxes                                                                            16,785               113,186

                                                                                                              15,876,948

LIABILITIES:
 Payables for--
  Purchases of investments                                                                                        33,477
  Unfunded capital commitments                                                                                    13,394
  Open forward currency contracts                                                                                 29,992
  Investment advisory fee                                                                                          8,036
  Other fees and expenses                                                                                          1,418
  Non-U.S. taxes                                                                                                  32,383

                                                                                                                 118,700

NET ASSETS AT JUNE 30, 2004
  Equivalent to $59.35 per share on 265,529,649 shares of $0.01 par value
  capital stock outstanding (authorized capital stock -- 400,000,000 shares)                                 $15,758,248


NET ASSETS CONSIST OF:
  Capital paid in on shares of capital stock                                                                 $12,862,626
  Distributions in excess of net investment income                                                               (31,819)
  Accumulated net realized loss                                                                               (1,826,655)
  Net unrealized appreciation                                                                                  4,754,096


NET ASSETS AT JUNE 30, 2004                                                                                  $15,758,248

See Notes to Financial Statements


STATEMENT OF OPERATIONS for the year ended June 30, 2004
(dollars in thousands)

INVESTMENT INCOME:
 Income:
  Dividends (net of non-U.S. withholding tax of $44,820;
   also includes $50,154 from affiliates)                                                 $392,244
  Interest (includes $350 from affiliates)                                                  36,177             $ 428,421

 Fees and expenses:
  Investment advisory services                                                             112,641
  Custodian                                                                                 14,535
  Registration statement and prospectus                                                         51
  Auditing and legal                                                                           398
  Reports to shareholders                                                                       32
  Directors' compensation                                                                      344
  Other                                                                                        576               128,577

 Net investment income                                                                                           299,844

REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS:
 Net realized gain before non-U.S. taxes (includes $9,346 net gain from affiliates)      2,835,460
 Non-U.S. taxes                                                                            (16,901)
   Net realized gain on investments                                                                            2,818,559
 Net change in unrealized appreciation on investment securities and
  other assets and liabilities                                                           1,560,367
 Net change in unrealized depreciation on open forward currency contracts                    6,722
 Net change in unrealized appreciation                                                   1,567,089
 Non-U.S. taxes                                                                            (27,073)
   Net change in unrealized appreciation on investments                                                        1,540,016
 Net realized gain and net change in unrealized appreciation on investments                                    4,358,575

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                         $ 4,658,419


FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
(dollars in thousands)                                                                         Year ended June 30
                                                                                            2004                 2003

OPERATIONS:
 Net investment income                                                                   $ 299,844             $ 311,877
 Net realized gain (loss) on investments                                                 2,818,559            (1,718,672)
 Net change in unrealized appreciation on investments                                    1,540,016             2,368,758

   Net increase in net assets resulting from operations                                  4,658,419               961,963

DIVIDENDS AND DISTRIBUTIONS PAID TO SHAREHOLDERS:
 Dividends from net investment income                                                     (412,626)             (180,200)

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold: 19,080,947 and 19,286,400 shares, respectively               1,152,989               795,692
 Proceeds from shares issued in reinvestment of net investment income dividends:
  6,472,738 and 3,939,072 shares, respectively                                             378,267               164,417
 Cost of shares repurchased: 100,778,444 and 45,350,474 shares, respectively            (6,173,186)           (1,845,514)
   Net decrease in net assets resulting from capital share transactions                 (4,641,930)             (885,405)

TOTAL DECREASE IN NET ASSETS                                                              (396,137)             (103,642)

NET ASSETS:
 Beginning of year                                                                      16,154,385            16,258,027

 End of year (including distributions in excess of net investment
  income and undistributed net investment income:($31,819) and $153,077, respectively) $15,758,248           $16,154,385

See Notes to Financial Statements




NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Emerging Markets Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, interval investment company ("open-end interval fund"). As an open-end interval fund, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of issuers in developing countries.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

     SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the principal exchange or market on which such securities are traded, as of the close of business or, lacking any sales, at the last available bid price. Bonds and notes are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality, and type. Short-term securities with original maturities of one year or less maturing within 60 days are valued at amortized cost, which approximates market value. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from securities transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on bonds, notes, and short-term securities are amortized daily over the expected life of the security.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities and other assets and liabilities are included with the net realized gain or loss and net change in unrealized appreciation or depreciation on investments.

     UNFUNDED CAPITAL COMMITMENTS - Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined. Unfunded capital commitments are recorded at the amount that would be paid when and if capital calls are made.

     FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates arising from its investments. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities' values underlying these instruments. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contact is closed or offset by another contract with the same broker for the same settlement date and currency.


2. NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities. As of June 30, 2004, accrued non-U.S. taxes on unrealized gains were $30,695,000, which were included in the payable for non-U.S. taxes.

The receivable for non-U.S. taxes includes $15,701,000 related to India capital gains taxes that are currently in dispute and under appeal. Potential tax, interest, and penalty amounts relating to this issue, if any, may be assessed in the future. Based upon the advice of outside counsel, management believes that it is likely that this dispute will be resolved in favor of the fund. If this dispute is ultimately resolved unfavorably, it will not have a material adverse effect on the fund's financial position or results of operations.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, withholding taxes reclaimable, forward contracts, and other receivables and payables, on a book basis, were $85,559,000 for the year ended June 30, 2004.


3. FEDERAL INCOME TAXATION

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses, capital losses related to sales of securities within 30 days of purchase, and unrealized appreciation or depreciation of certain investments in non-U.S. securities. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The tax character of the distribution paid of $412,626,000 was ordinary income.

As of June 30, 2004, undistributed ordinary income, net of currency losses, on a tax basis were $103,406,000.

The total non-U.S. currency loss deferral that was realized during the period November 1, 2003 through June 30, 2004 was $66,822,000. As of June 30, 2004, the fund had available a capital loss carryforward of $1,795,736,000, expiring 2011. The capital loss carryforward will be used to offset any capital gains realized by the fund in the current year or subsequent years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

During the year ended June 30, 2004, the fund reclassified $72,114,000 from distributions in excess of net investment income to accumulated net realized loss.

As of June 30, 2004, the cost of investment securities, excluding forward currency contracts, and cash denominated in non-U.S. currencies for federal income tax reporting purposes was $11,072,568,000. Net unrealized appreciation on investments, excluding forward currency contracts, aggregated $4,646,319,000, net of accumulated deferred taxes totaling $30,695,000, of which $5,408,721,000 related to appreciated securities and $762,402,000 related to depreciated securities.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY SERVICES FEE - The Investment Advisory and Service Agreement with Capital International, Inc. (CII) provides for monthly management service fees, accrued weekly. CII is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of such assets in excess of $400 million but not exceeding $1 billion; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.65% of such assets in excess of $2 billion but not exceeding $4 billion; 0.625% of such assets in excess of $4 billion but not exceeding $6 billion; 0.60% of such assets in excess of $6 billion but not exceeding $8 billion; 0.58% of such assets in excess of $8 billion but not exceeding $11 billion; 0.56% of such assets in excess of $11 billion but not exceeding $15 billion; 0.54% of such assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of such assets in excess of $20 billion.

TRANSFER AGENT FEE - The fund has an agreement with American Funds Service Company (AFS), the transfer agent for the fund. AFS is a wholly owned indirect subsidiary of The Capital Group Companies, Inc. Under this agreement, the fund compensates AFS for transfer agency services including shareholder recordkeeping, communications, and transaction processing. Transfer agent fees were $2,000 for the year ended June 30, 2004.

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1998, Directors who are unaffiliated with CII may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts. Directors' compensation for the year ended June 30, 2004 was $344,000, representing $226,000 in current fees (either paid in cash or deferred) and $118,000 in net increase in the value of deferred compensation amounts. As of June 30, 2004, the cumulative amount of these liabilities was $459,000. This amount is included with payables for other fees and expenses.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CII. No affiliated officers and Directors received any compensation directly from the fund.


5. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited (for example, in the U.S., to qualified institutional buyers) or which are otherwise restricted. These securities are identified in the investment portfolio. As of June 30, 2004, the total value of restricted securities was $223,573,000, which represents 1.42% of the net assets of the fund.


6. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $6,299,556,000 and $10,883,398,000, respectively, during the year ended June 30, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended June 30, 2004, the custodian fee of $14,535,000 is reported net of $33,000 reduction.


7. TRANSACTIONS WITH AFFILIATES

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund's investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, New Asia East Investment Fund Ltd., New Europe East Investment Fund Ltd., and Capital International Global Emerging Markets Private Equity Fund, LP are considered affiliates since these issuers have the same investment adviser as the fund. A summary of the fund's transactions in the securities of affiliated issuers during the year ended June 30, 2004 is as follows:

                                                          Beginning        Purchases/             Sales/           Ending
Issuer                                                     shares          additions            reductions         shares

AFFILIATED ISSUERS:
Advanced Semiconductor Engineering                       206,961,992        49,911,199         61,728,000        195,145,191
Anhui Conch Cement                                                 -        39,937,000                  -         39,937,000
BYD                                                       13,299,000                 -                  -         13,299,000
Cummins India                                             10,446,937                 -                  -         10,446,937
Embotelladora Andina                                       6,830,323           170,700            572,000          6,429,023
Housing Development Finance                               20,930,306                 -          4,292,322         16,637,984
Hyundai Development                                        4,443,274                 -                  -          4,443,274
Ivanhoe Mines                                             18,100,000                 -            911,000         17,189,000
LG Cable                                                           -         1,629,160                  -          1,629,160
LG Engineering & Construction                              2,289,280           299,790                  -          2,589,070
Mvelaphanda Resources                                              -         9,142,000                  -          9,142,000
S P Setia Berhad                                                   -        34,837,100                  -         34,837,100
Shanghai Forte Land                                                -        55,154,000                  -         55,154,000
Tele Norte Celular Participacoes                       9,099,917,203       115,467,336                  -      9,215,384,539
Tong Ren Tang Technologies                                 4,623,900           906,000                  -          5,529,900
Tong Yang Industry                                        20,678,000           620,340                  -         21,298,340
UMW Holdings                                              14,464,678        11,363,118                  -         25,827,796
Wumart Stores                                                      -         6,460,000                  -          6,460,000

AFFILIATED PRIVATE EQUITY FUNDS/PRIVATE PLACEMENTS:
Baring Vostok Private Equity Fund                         13,087,057                 -                  -         13,087,057
Capital International Global Emerging
  Markets Private Equity Fund                                 56,000                 -                  -             56,000
Hidroneuquen                                              28,022,311                 -                  -         28,022,311
New Asia East Investment Fund                              4,300,000                 -            210,391          4,089,609
New Europe East Investment Fund                                  436                 -                  -                436
New GP Capital Partners                                       27,000                 -                  -             27,000
Pan Asia Special Opportunities Fund                          600,000                 -                  -            600,000
Seres Capital                                                     10                 -                  -                 10
South African Private Equity Fund III, LP                     22,535             6,473                  -             29,008
Vietnam Enterprise Investments                             4,392,828         4,120,000            624,757          7,888,071

UNAFFILIATED ISSUERS (1):
Anadolu Efes Biracilik ve Malt Sanayii                 3,837,732,296     4,797,165,370      4,514,835,700      4,120,061,966
AsiaInfo Holdings                                          3,133,450                 -          2,196,910            936,540
Bank Zachodni WBK                                          2,326,206                 -          2,083,006            243,200
China Oilfield Services                                  100,409,100                 -         73,286,100         27,123,000
China.com                                                  5,500,600                 -          2,537,000          2,963,600
Harbin Brewery Group                                      28,832,000        32,161,000         47,949,063         13,043,937
ICICI Bank                                                29,308,965         3,454,900         15,780,421         16,983,444
Infosys Technologies                                       3,689,710           356,405            907,661          3,138,454
LG Card                                                    6,113,084         1,618,300          7,731,384                  -
LG Card, 3.00% convertible notes, January 21, 2009                 -     2,882,100,000      2,882,100,000                  -
Migros Turk                                            4,665,319,198     4,631,374,797      4,374,826,000      4,921,867,995
Orbotech                                                   2,365,525                 -          1,402,500            963,025
Philippine Long Distance Telephone                         9,697,150                 -          9,420,190            276,960
PT Astra International                                   236,137,384                 -        145,771,000         90,366,384
PT Hanjaya Mandala Sampoerna                             256,401,300                 -         71,916,000        184,485,300
Samsung Fire & Marine Insurance                            2,473,491           404,320            426,930          2,450,881
Taiwan Hon Chuan Enterprise                                6,090,000         1,164,500                  -          7,254,500
VIA Technologies                                                   -        78,253,150         21,317,000         56,936,150
Yapi Kredi Koray                                       1,210,400,000                 -      1,210,400,000                  -
Yapi ve Kredi Bankasi                                 49,373,134,320                 -     40,627,581,700      8,745,552,620


                                                          Dividend         Market value
                                                        and interest       of affiliates
Issuer                                                  income (000)       at (000)

AFFILIATED ISSUERS:
Advanced Semiconductor Engineering                                 $          $154,628
Anhui Conch Cement                                               374            44,294
BYD                                                              823            39,304
Cummins India                                                    459            22,497
Embotelladora Andina                                           2,334            75,488
Housing Development Finance                                    4,966           187,237
Hyundai Development                                            1,858            41,355
Ivanhoe Mines                                                      -            92,594
LG Cable                                                           -            24,120
LG Engineering & Construction                                  2,256            42,703
Mvelaphanda Resources                                              -            25,026
S P Setia Berhad                                                 577            36,304
Shanghai Forte Land                                                -            12,092
Tele Norte Celular Participacoes                                 137             6,192
Tong Ren Tang Technologies                                       287            11,805
Tong Yang Industry                                               457            34,260
UMW Holdings                                                     891            34,664
Wumart Stores                                                      -            12,424

AFFILIATED PRIVATE EQUITY FUNDS/PRIVATE PLACEMENTS:
Baring Vostok Private Equity Fund                                  -            15,457
Capital International Global Emerging
  Markets Private Equity Fund                                    171            32,997
Hidroneuquen                                                       -               878
New Asia East Investment Fund                                    151            11,238
New Europe East Investment Fund                                3,786            22,603
New GP Capital Partners                                            -             5,684
Pan Asia Special Opportunities Fund                                -             5,202
Seres Capital                                                    122               139
South African Private Equity Fund III, LP                          -            20,879
Vietnam Enterprise Investments                                     -            10,255

UNAFFILIATED ISSUERS (1):
Anadolu Efes Biracilik ve Malt Sanayii                         2,063                 -
AsiaInfo Holdings                                                  -                 -
Bank Zachodni WBK                                                 17                 -
China Oilfield Services                                          219                 -
China.com                                                          -                 -
Harbin Brewery Group                                             145                 -
ICICI Bank                                                     7,412                 -
Infosys Technologies                                           9,179                 -
LG Card                                                            -                 -
LG Card, 3.00% convertible notes, January 21, 2009                40                 -
Migros Turk                                                      542                 -
Orbotech                                                           -                 -
Philippine Long Distance Telephone                               177                 -
PT Astra International                                         2,077                 -
PT Hanjaya Mandala Sampoerna                                   5,903                 -
Samsung Fire & Marine Insurance                                2,086                 -
Taiwan Hon Chuan Enterprise                                      209                 -
VIA Technologies                                                 786                 -
Yapi Kredi Koray                                                   -                 -
Yapi ve Kredi Bankasi                                              -                 -

                                                             $50,504        $1,022,319

(1)  Affiliated during the period but no longer affiliated at June 30, 2004




FINANCIAL HIGHLIGHTS

                                                                                         YEAR ENDED JUNE 30 (1)
                                                                     2004          2003          2002          2001          2000

Net asset value, beginning of year                                  $47.41        $44.80        $48.21        $68.69        $55.53

  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                              .96           .92           .35           .68           .58

    Net realized and unrealized gain (loss) on investments           12.24          2.21         (3.07)       (20.80)        13.56

    Total income(loss) from investment operations                    13.20          3.13         (2.72)       (20.12)        14.14


  LESS DISTRIBUTIONS:
    Dividends from net investment income                             (1.26)         (.52)         (.69)         (.36)         (.98)

Net asset value, end of year                                        $59.35        $47.41        $44.80        $48.21        $68.69

Total return                                                         27.89%         7.14%        (5.64)%      (29.31)%      25.63%

RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (in millions)                           $15,758       $16,154       $16,258       $17,634       $22,639
 Ratio of expenses to average net assets                               .70%          .70%          .70%          .68%          .71%
 Ratio of net income to average net assets                            1.64%         2.14%         1.27%         1.25%         1.11%
 Portfolio turnover rate                                             35.36%        33.70%        26.22%        26.10%        35.86%

(1) Starting with the year ended June 30, 2004, the per-share data is based on average shares outstanding.


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Emerging Markets Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Growth Fund (the"Fund") at June 30, 2004, and the results of its operations, the changes in its net assets, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board - (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
August 11, 2004




TAX INFORMATION                                                     (UNAUDITED)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending June 30, 2004.

The fund makes an election under the Internal Revenue Code Section 853 to pass through certain non-U.S. taxes paid by the fund to its shareholders as a foreign tax credit. The amount of foreign tax credit passed through to shareholders for the fiscal year is $55,105,000. Foreign-source income earned by the fund for the fiscal year was $395,207,000. Shareholders are entitled to a foreign tax credit or an itemized deduction, at their discretion. Generally, it is more advantageous to claim a credit than to take a deduction.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For purposes of computing the dividends eligible for reduced tax rates, $327,167,000 of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION, WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



BOARD OF DIRECTORS AND DIRECTOR EMERITUS

"NON-INTERESTED" DIRECTORS
                                 Year first
                                   elected
                                 a Director
Name and age                    of the fund (1)   Principal occupation(s) during past five years

COLLETTE D. CHILTON, 46             1999          President and Chief Investment Officer, Lucent Asset Management Corp.

KHALIL FOULATHI, 53                 1996          Executive Director, Abu Dhabi Investment Authority

BEVERLY L. HAMILTON, 57             1991          Retired President, ARCO Investment Management Company

DAVID F. HOLSTEIN, 49               2001          Managing Director, Global Equities,
                                                  General Motors Investment Management Corporation

RAYMOND KANNER, 51                  1997          Director, Global Equity Investments, IBM Retirement Funds

HELMUT MADER, 62                    1986          Former Director, Deutsche Bank AG

WILLIAM B. ROBINSON, 66             1986          Director, Deutsche Asset Management Australia Limited

GERRIT RUSSELMAN, 58                2001          Adviser to the Managing Director, Investments, Pensioenfonds PGGM

AJE K. SAIGAL, 48                   2000          Director, Investment Policy and Strategy, Government of Singapore
                                                  Investment Corporation Pte. Limited

"NON-INTERESTED" DIRECTORS
                                   Number of
                                 boards within
                                    the fund
                                   complex (2)
                                    on which
Name and age                     Director serves  Other directorships (3) held by Director

COLLETTE D. CHILTON, 46                 1         None

KHALIL FOULATHI, 53                     1         Thuraya Telecommunications Company

BEVERLY L. HAMILTON, 57                 1         Oppenheimer Funds

DAVID F. HOLSTEIN, 49                   1         None

RAYMOND KANNER, 51                      1         None

HELMUT MADER, 62                        1         None

WILLIAM B. ROBINSON, 66                 1         Southern Mining Corporation

GERRIT RUSSELMAN, 58                    1         Industri Kapital Limited

AJE K. SAIGAL, 48                       1         None


"INTERESTED" DIRECTORS (4)
                                   Year first
                                   elected a
                                   Director or      Principal occupation(s) during past five years
Name, age and                        officer        and positions held with affiliated entities or the
position with fund                of the fund (1)   principal underwriter of the fund

ROBERT RONUS, 61                      2003          Vice Chairman of the Board, Capital Guardian Trust Company (5);
Chairman of the Board                               Non-Executive Chair, The Capital Group Companies, Inc. (6)

NANCY ENGLANDER, 60 (7)               1991          Senior Vice President,
Vice Chairman of the Board                          Capital International, Inc.

DAVID I. FISHER, 64                   1986          Chairman of the Board,
Vice Chairman of the Board                          Capital Group International, Inc. (5)

SHAW B. WAGENER, 45                   1997          Chairman of the Board,
President and Chief Executive                       Capital International, Inc.
Officer

VICTOR D. KOHN, 46                    1996          President and Director,
Executive Vice President                            Capital International, Inc.


"INTERESTED" DIRECTORS (4)
                                  Number of
                                   boards
                                  within the
                                fund complex (2)
Name, age and                      on which         Other directorships (3)
position with fund              Director serves     held by Director

ROBERT RONUS, 61                        1           None
Chairman of the Board

NANCY ENGLANDER, 60 (7)                 1           None
Vice Chairman of the Board

DAVID I. FISHER, 64                     1           None
Vice Chairman of the Board

SHAW B. WAGENER, 45                     1           None
President and Chief Executive
Officer

VICTOR D. KOHN, 46                      1           None
Executive Vice President



DIRECTOR EMERITUS

WALTER P. STERN
Chairman Emeritus

OTHER OFFICERS
                                    Year first
                                    elected an        Principal occupation(s) during past five years and
Name, age and                       officer of        positions held with affiliated entities or the principal
position with fund                  the fund (1)      underwriter of the fund

HARTMUT GIESECKE, 66                    1993          Chairman of the Board, Capital International K.K. (5);
Senior Vice President                                 Senior Vice President and Director, Capital International, Inc.

NANCY J. KYLE, 54                       1996          Vice Chairman of the Board, Capital Guardian Trust
Senior Vice President                                 Company (5)

MICHAEL A. FELIX, 43                    1993          Senior Vice President and Director, Capital
Vice President and                                    International, Inc.
Treasurer

PETER C. KELLY, 45                      1996          Senior Vice President, Senior Counsel and Director,
Vice President                                        Capital International, Inc.

ROBERT H. NEITHART, 39                  2000          Executive Vice President and Research Director of Emerging Markets,
Vice President                                        and Director, Capital International Research, Inc. (5)

ABBE G. SHAPIRO, 44                     1997          Vice President, Capital International, Inc.
Vice President

LISA B. THOMPSON, 38                    2000          Executive Vice President and Research Director of Emerging Markets,
Vice President                                        and Director, Capital International Research, Inc. (5)

VINCENT P. CORTI, 48                    1986          Vice President -- Fund Business Management Group,
Secretary                                             Capital Research and Management Company (5)

VALERIE Y. LEWIS, 48                    1999          Fund Boards Specialist, Capital Research and Management Company (5)
Assistant Secretary

JEANNE M. NAKAGAMA, 46                  2000          Vice President, Capital International, Inc.
Assistant Treasurer

LEE K. YAMAUCHI, 42                     2000          Vice President, Capital International, Inc.
Assistant Treasurer


THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 11100 SANTA MONICA BOULEVARD, LOS ANGELES, CA 90025, ATTENTION: FUND SECRETARY.

CAPITAL INTERNATIONAL, INC. (CII) VOTES THE PROXIES OF SECURITIES HELD IN THE FUND ACCORDING TO CII'S PROXY VOTING POLICY AND PROCEDURES WHICH HAVE BEEN ADOPTED BY THE FUND'S BOARD OF DIRECTORS.

A COPY OF THE FUND'S SAI, PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD FOR THE MOST RECENT 12 MONTH PERIOD ENDED JUNE 30 IS AVAILABLE FREE OF CHARGE UPON REQUEST BY CALLING 800/421-0180, EXT. 96245. THE SAI, WHICH INCLUDES THE PROXY VOTING POLICY AND PROCEDURES, AND THE FORM N-PX, WHICH REFLECTS THE FUND'S PROXY VOTING RECORD, ARE ALSO AVAILABLE ON THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV.


(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital International, Inc. serves as investment adviser for Emerging Markets Growth Fund, Inc., an open-end "interval" fund, and does not act as investment adviser for other U.S. registered investment companies.
(3) This includes all directorships (other than those in Emerging Markets Growth Fund, Inc.) that are held by each Director as a director of a public company or a U.S. registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital International, Inc. or affiliated entities.
(5)  Company affiliated with Capital International, Inc.
(6)  Parent company of Capital International, Inc.
(7)  Nancy Englander retired on July 15, 2004.


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3302

135 South State College Boulevard
Brea, CA 92821-5823

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889


This report is for the information of shareholders of Emerging Markets Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

THE CAPITAL GROUP COMPANIES

Capital International

Capital Guardian

Capital Research and Management

Capital Bank and Trust

American Funds

Lit. No. MFGEAR-915-0804P(NLS)

Litho in USA

TAG/WS/9099-S2229

(C) 2004 Emerging Markets Growth Fund, Inc.


ITEM 2 - Code of Ethics

This Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by dialing 800/421-0180, extension 96245 or by writing to the Secretary of the Registrant, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3302.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that each member of the Registrant's audit committee, Khalil Foulathi, David F. Holstein, Raymond Kanner, William B. Robinson, Gerrit Russelman and Aje K. Saigal, is an "audit committee financial expert," and "independent," as such terms are defined in this Item. This designation will not increase each designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

Fees billed by the Registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the registrant, and a description of the nature of the services comprising the fees, are listed below:

Registrant:
a) Audit Fees:
2003 $104,325
2004 $107,450
b) Audit- Related Fees: 2003 none 2004 none c) Tax Fees:
2003 $85,553
2004 $141,330
The tax fees consist of professional services relating to: preparing the fund's federal and state income tax returns; preparing the local tax return and acting as tax advisor in India, Taiwan, and Venezuela.
d) All Other Fees: 2003 none 2004 none



ITEM 4 - Principal Accountant Fees and Services (continued)

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below): b) Audit- Related Fees: 2003 none 2004 none c) Tax
Fees: 2003 none  2004 none d) All Other Fees: 2003 none 2004 none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requireme nt was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and adviser and affiliates that provide ongoing services to the Registrant were $85,553 for fiscal year 2003 and $141,330 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee Disclosure for Listed Companies

Not applicable.


ITEM 6 - Reserved


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company. ITEM 8 - Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Committee on Directors (formerly the Nominating Committee) comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.


ITEM 10 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 11 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Shaw B. Wagener
Shaw B. Wagener, President and PEO

Date: August 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.




By /s/ Shaw B. Wagener
Shaw B. Wagener, President and PEO

Date:  August 27, 2004




By  /s/ Michael A. Felix
Michael A. Felix, Treasurer

Date:  August 27, 2004